SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.)
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☐ Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
VERSAR, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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Dear Stockholder:
      You are cordially invited to attend Versar, Inc.’s Annual Meeting of Stockholders to be held at our office, 6850 Versar Center, Springfield, Virginia 22151, on Wednesday, November 16, 2005, at 10:00 a.m. local time.
      The matters scheduled for consideration at the meeting are the election of directors and other matters described in the enclosed Proxy Statement. We will also report to you on Versar’s condition and performance, and you will have the opportunity to question management on matters that affect the interests of all stockholders.
      You can reach the office of Versar by car, from either I-395 or I-495. From I-395: exit Edsall Road West to Backlick Road; left (south) on Backlick to Hechinger Drive; left on Hechinger Drive to Versar Center. From I-495: exit Braddock Road East to Backlick Road; right (south) on Backlick to Hechinger Drive; left on Hechinger Drive to Versar Center.
      The stockholders’ interest in the affairs of Versar is encouraged and it is important that your shares be represented at the meeting. We hope you will be with us. Whether you plan to attend or not, please complete, sign, date, and return the enclosed proxy card as soon as possible in the postpaid envelope provided. Sending in your proxy will not limit your right to vote in person or to attend the meeting, but it will assure your representation if you cannot attend. Your vote is important.

Sincerely yours,

Paul J. Hoeper
Chairman of the Board
October 10, 2005

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To the Stockholders of Versar, Inc.:
      The Annual Meeting of Stockholders of Versar, Inc. (the “Company”) will be held at the Company’s office, 6850 Versar Center, Springfield, Virginia 22151, on Wednesday, November 16, 2005, at 10:00 a.m. local time for the following purposes:

1.	To elect nine directors to serve until the 2006 Annual Meeting of Stockholders;

2.	To approve an amendment to the Versar, Inc. Employee Stock Purchase Plan;

3.	To approve the 2005 Stock Incentive Plan;

4.	To ratify the appointment of Grant Thornton LLP as independent accountants for fiscal year 2006; and

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.
      Only stockholders of record at the close of business on September 23, 2005, will be entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.
      Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement regarding the matters to be acted upon at the meeting.

By Order of the Board of Directors,

James C. Dobbs
Secretary
October 10, 2005
IMPORTANT NOTICE
YOUR PROXY IS IMPORTANT
      WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE IN THE POST-PAID ENVELOPE PROVIDED.

VERSAR, INC.

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
NOVEMBER 16, 2005

GENERAL
      This Proxy Statement and the enclosed proxy card are being mailed on or about October 10, 2005, to stockholders (“Stockholders”) of Versar, Inc. (“Versar” or the “Company”) in connection with the solicitation by the Board of Directors of the Company of proxies for use at the 2005 Annual Meeting of Stockholders (the “Annual Meeting”) and any adjournment(s) or postponement(s) thereof. The Annual Meeting will be held at 10:00 a.m. eastern standard time at the Company’s office at 6850 Versar Center, Springfield, Virginia 22151, on November 16, 2005. Any person giving a proxy pursuant to this Proxy Statement may revoke it at any time before it is exercised at the meeting by filing with the Secretary of the Company an instrument revoking it or by delivering to the Company a duly executed proxy bearing a later date. In addition, if the person executing the proxy is present at the Annual Meeting, he or she may revoke such proxy by voting his or her shares in person. Proxies in the form enclosed, if duly signed and received in time for voting, and not revoked, will be voted at the Annual Meeting in accordance with the directions specified therein.
      The Annual Report of the Company for fiscal year 2005 (including financial statements), the Notice of Annual Meeting, this Proxy Statement, and the enclosed proxy card were initially mailed in a single envelope to holders of Versar’s Common Stock, par value $.01 per share (“Common Stock”), at the close of business on September 23, 2005 (the “Record Date”).
Record Date and Voting Rights
      Only holders of record of Common Stock on the Record Date are entitled to notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof. There were 7,991,765 shares of Common Stock outstanding and entitled to vote as of the Record Date. Each share of Common Stock entitles the holder to one vote on all matters of business at the meeting.
      The By-laws of the Company require that the holders of a majority of the outstanding shares of the Company’s Common Stock entitled to vote at the Annual Meeting be present in person or represented by proxy in order for a quorum to exist for the transaction of business at that meeting. Abstentions and “broker non-votes” (which occur if a broker or other nominee does not have discretionary authority and has not received voting instructions from the beneficial owner with respect to the particular item) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Assuming that a quorum is present for the Annual Meeting, then those nine nominees for director who receive the highest number of votes cast will be elected. Abstentions and broker “non-votes” will have no effect on the outcome of the election of directors.
      Proposal Nos. 2 and 3 must be approved by the affirmative vote of holders of a majority of the votes cast with respect to the proposal, in person or by proxy, at the Annual Meeting. For purposes of Proposal Nos. 2 and 3, abstentions are counted for purposes of establishing a quorum but are not counted as shares voting and therefore have no effect with respect to such proposal. For purposes of Proposal Nos. 2 and 3, broker non-votes are not counted as shares voting and therefore have no effect with respect to such proposal.
      Proposal No. 4 must be approved by the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote thereon. For purposes of Proposal No. 4, abstentions are counted for purposes of calculating shares entitled to vote but are not counted as shares voting and therefore have the effect of a vote against such proposal. For purposes of Proposal No. 4, broker non-votes are not counted as shares entitled to vote and therefore have no effect with respect to such proposal.
      Any proxy which is returned by a Stockholder properly completed and which is not revoked will be voted at the Annual Meeting in the manner specified therein. Unless contrary instructions are given, the persons designated as proxy holders in the accompanying proxy card (or their substitutes) will vote FOR the election of the Board of Directors’ nominees, FOR Proposals 2, 3 and 4 and in the proxy holders’ discretion with regard to all other matters. Any unmarked proxies, including those submitted by brokers (other than broker non-votes) or nominees will be voted in favor of the nominees for the Board of Directors and other proposals, as indicated in the accompanying proxy card.
      The cost of preparing, assembling and mailing all proxy materials will be borne by Versar. In addition to solicitation by mail, solicitations may be made by personal interview, telephone, and telegram by officers and regular employees of the Company or its subsidiaries, acting without additional compensation. Versar anticipates that banks, brokerage houses, and other custodians, nominees, and fiduciaries will forward this material to beneficial owners of shares of Common Stock entitled to vote at the Annual Meeting, and such persons will be reimbursed by Versar for the out-of-pocket expenses incurred by them in this regard.
Principal Shareholders
      The table below sets forth, as of September 23, 2005, the only persons known by the Company to be the beneficial owners of more than 5% of the outstanding shares of Common Stock.

	Amount and
	Nature of	Percent
	Beneficial	of
Name and Address of Beneficial Owner	Ownership	Class

Dr. Michael Markels, Jr.(1)	798,052	10.0%
6850 Versar Center
Springfield, VA 22151

Dr. Robert L. Durfee(1)	746,868	9.3%
6850 Versar Center
Springfield, VA 22151

Versar Employee 401(k) Plan(2)	754,057	9.4%
6850 Versar Center
Springfield, VA 22151

Marathon Capital Management(3)	674,450	8.4%
PO Box 77
Hunt Valley, MD 21030

Perritt Capital Management, Inc.(3)	437,900	5.5%
300 South Wacker Drive, Suite 288D
Chicago, IL 60606

(1)	For a description of the nature of the beneficial ownership of Drs. Markels and Durfee, see “SECURITY HOLDINGS OF MANAGEMENT”. The information with respect to shares of Common Stock held by Drs. Markels and Durfee are based upon filings with the Securities and Exchange Commission.

(2)	All of the shares of Common Stock held by the Versar Employee 401(k) Plan (“401(k) Plan”) are allocated to individual 401(k) Plan participants’ accounts and are voted by those participants. If the participants do not vote their allocated shares, the Trustees have the power to vote those shares. The 401(k) Plan Trustees have investment power over all shares of Common Stock held by the 401(k) Plan. The 401(k) Plan Trustees are Dr. Theodore M. Prociv and Lawrence W. Sinnott. Each disclaims beneficial ownership of the Common Stock held by the 401(k) Plan solely from their position as Trustee. Such shares are not included in the ownership reported for Dr. Prociv and Mr. Sinnott. The information with respect to shares of Common Stock held by the 401(k) Plan is based upon filings with the Securities and Exchange Commission and a report by the Company’s stock transfer agent.

(3)	The information with respect to Marathon Capital Management, LLC, and Perritt Capital Management, Inc., is based upon filings with the Securities and Exchange Commission.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Nominees for Election
      The Board of Directors of the Company recommends the election of the persons named below who have been nominated to serve as directors of Versar until the fiscal year 2006 Annual Meeting of Stockholders and until their successors have been duly elected and qualified. The persons named in the accompanying proxy will vote for the election of the nominees named below unless authority is withheld. Each nominee is presently a director of the Company and has served as such for the time indicated opposite his or her name. If for any reason any of the persons named below should become unavailable to serve, an event that management does not anticipate, proxies will be voted for the remaining nominees and such other person or persons as may be designated by the Board of Directors.

Served as
Name	Director	Business Experience and Age

Paul J. Hoeper	2001 to the present	Business consultant since February 2001; Assistant Secretary of the Army for Acquisition, Logistics and Technology, from May 1998 to January 2001; Deputy Under Secretary of Defense, International and Commercial Programs, from March 1996 to May 1998; President of Fortune Financial from 1994 to January 1996. Age 59

Michael Markels, Jr.	1969 to the present	Independent consultant; Chairman of the Board, President and Chief Executive Officer of Ocean Farming, Inc. from 1995 to August 2001 and March 2002 to the present; Co-founder of the Company; Chairman Emeritus of the Board of Versar; Chairman of the Board of Directors of Versar from April 1991 to November 1993; President, Chief Executive Officer, and Chairman of the Board of Versar from 1969 to March 1991. Age 79

Robert L. Durfee	1969 to the present	Independent consultant since July 2004; Co-founder of the Company; Executive Vice President of the Company from 1986 to June 2004; and President of GEOMET Technologies, LLC., a subsidiary of the Company, from 1991 to June 2004. Age 69

Theodore M. Prociv	1999 to the present	President of Versar since November 1999; Chief Executive Officer of Versar since July 1, 2000; Deputy Assistant Secretary of the Army from May 1998 to October 1999; Deputy Assistant to the Secretary of Defense from April 1994 to April 1998. Age 57

James L. Gallagher	2000 to the present	President, Gallagher Consulting Group since September 1999; President of Westinghouse Government and Environmental Services from 1996 to 1999; Executive Vice President of Westinghouse Government and Environmental Services from 1994 to 1996; Vice President and General Manager Westinghouse Government Operations Business Unit 1992 to 1994; Age 68

Fernando V. Galaviz	2000 to the present	Chairman, President and Chief Executive Officer of The Centech Group, Inc. from 1988 to the present. Age 70

Served as
Name	Director	Business Experience and Age

Amoretta M. Hoeber	2000 to the present	President, AMH Consulting since 1992; Director, Strategic Planning, TRW Federal Systems Group and TRW Environ-mental Safety Systems, Inc., from 1986 to 1992; Deputy Under Secretary U.S. Army from 1984 to 1986; Principal Deputy Assistant Secretary, U.S. Army from 1981 to 1984. Age 63

Amir A. Metry	2002 to the present	Business consultant since 1995; part-time Versar employee from 1995 to April 2002; Founding Principal of ERM Program Management Corp. from 1989 to 1995; and Vice President, Roy F. Weston from 1981 to 1989. Age 63

James V. Hansen	2003 to the present	President, Jim Hansen & Associates since January 2004; A member of the Base Realignment and Closure Commission (BRAC) from April 2005; United States Congressman for Utah’s 1st Congressional District from 1980 to 2002. Age 73
Committees of the Board of Directors
      The Board of Directors of Versar has standing Executive, Audit, Compensation, and Nominating & Governance Committees.
      During fiscal year 2005, the members of the Executive Committee were Dr. Prociv (Chairman), Dr. Durfee, Mr. Galaviz, Ms. Hoeber and Mr. Hoeper. The primary duty of the Executive Committee is to act in the Board’s stead when the Board is not in session, during which time the Committee possesses all the powers of the Board in the management of the business and affairs of the Company, except as otherwise limited by law.
      During fiscal year 2005, the Audit Committee, which the Board of Directors has determined is comprised exclusively of non-employee directors who are independent, as defined by the American Stock Exchange listing standards and the rules and regulations of the Securities and Exchange Commission, consisted of Messrs. Gallagher (Chairman), Hoeper and Galaviz. This Committee’s primary responsibilities, as defined by its written charter, are to provide oversight of the Company’s accounting and financial controls, review the scope of and procedures to be used in the annual audit, review the financial statements and results of the annual audit, and retain and evaluate the performance of the independent accountants and the Company’s financial and accounting personnel. The Board of Directors has determined that Mr. Hoeper qualifies as an Audit Committee Financial Expert as defined under the rules and regulations of the Securities and Exchange Commission and is independent as noted above.
      The Compensation Committee was comprised during fiscal year 2005 of Dr. Metry (Chairman), Mr. Hansen and Ms. Hoeber. The Committee, pursuant to a written charter, approves goals and objectives related to executive compensation reviews and adjusts compensation paid to the President and CEO of the Company and all executive officers, and administers the Company’s incentive compensation plans, including cash bonus and stock option grants. The Committee also reviews and determines an appropriate compensation program for the Board of Directors.
      The Board of Directors has determined that Dr. Metry, Mr. Hansen and Ms. Hoeber are independent for purposes of Compensation Committee service in accordance with the listing standards of the American Stock Exchange. Although Dr. Metry is party to a Consulting Agreement with the Company as described below, the Board of Directors determined that given the immaterial amount of payments made under such agreement, Dr. Metry continues to qualify as independent.
      The Nominating & Governance Committee was comprised, during fiscal year 2005 of Dr. Markels (Chairman), Mr. Hoeper and Mr. Gallagher, all of whom were determined to be independent directors in accordance with the listing standards of the American Stock Exchange. The Committee, pursuant to a written charter, reviews and approves Board committee charters, conducts assessments of Board performance, develops criteria for Board membership and proposes Board members who meet the criteria for the annual election of directors. The Committee also identifies potential Board members to fill vacancies which may occur between annual stockholder meetings. Stockholders may submit nominees for the Board of Directors in writing to the Chairman of the Nominating & Governance Committee at the Company’s Springfield office, care of the Corporate Secretary, no later than June 12, 2006 for the 2006 Annual Meeting of Stockholders. The Committee also develops and implements corporate governance principles and policies.
Board and Committee Meetings
      During fiscal year 2005, the Board of Directors met five times. The Executive Committee met once. The Audit Committee met four times. The Compensation Committee met three times. The Nominating & Governance Committee met three times. All directors of the Company attended at least 75% of all meetings of the Board and committees on which they served, except Mr. Galaviz did not attend the one Executive Committee meeting and two of the five Board meetings and Mr. Hansen did not attend two of the five Board meetings and two of the four Compensation Committee meetings.
Directors’ Compensation
      Since fiscal year 2002, the directors’ annual fee of $3,000 has been paid through the grant of stock options. Each year non-qualified stock options will be granted in lieu of a cash payment on the date of the Board’s Annual Meeting. Each non-employee director will receive non-qualified options to purchase that number of shares of Common Stock calculated by dividing $3,000 by the closing price of Versar’s Common Stock on the date of the Annual Meeting and multiplying by three. The stock options will vest over a period of one year. Each director continues to be paid an attendance fee in cash of $1,000 for each meeting of the Board or of its committees where the director is physically present and of $500 for each meeting attended telephonically. In addition, the Chairman of the Audit Committee is paid in cash an additional $5,000 a year for increased responsibility and work required under recently adopted rules and regulations of the Securities and Exchange Commission and the non-employee Chairman of the Board is paid in cash an additional $12,000 a year for responsibilities and efforts on behalf of the Company.
Compensation Committee Interlocks and Insider Participation
      During fiscal year 2005, Dr. Amir A. Metry, James V. Hansen and Amoretta M. Hoeber served as members of the Compensation Committee.
      On February 5, 2003, Dr. Amir A. Metry entered into a one-year Consulting Agreement with the Company to provide client and strategic relationship services in an amount not to exceed $45,000 in any one year. The initial term ended in February 2004 and has continued on a month-to-month basis. The terms of the agreement were negotiated on an arms length basis and approved by the Board of Directors. During fiscal year ended July 1, 2005, Dr. Metry was paid $23,277 under the agreement.
Code of Ethics
      The Company’s Board of Director’s has adopted a Code of Ethics that applies to all directors and employees, including the Company’s principal executive officer, principal financial officer, principal accounting officer and controller. The Code of Ethics is posted on the Company’s web site www.versar.com under Investor Relations. The Company intends to disclose on its website any waivers granted under this Code of Ethics to its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. As of the date of this Proxy Statement, no waivers have been requested or granted.

Corporate Governance
      Versar’s Board of Directors has adopted Corporate Governance Guidelines which are posted on the Company’s website www.versar.com under Investor Relations. In May 2004, the Board of Directors amended the Guidelines to require a director, over a period of time to own at least 2,000 shares of Versar stock.
      The Company’s Nominating & Governance Committee consists of three non-employee directors, Dr. Michael Markels, Jr., James L. Gallagher and Paul J. Hoeber, each of whom are independent directors as defined under the American Stock Exchange standards. A copy of the Committee’s Charter is posted on the Company’s website www.versar.com under Investor Relations.
      Under the Corporate Governance Guidelines, the Nominating & Governance Committee has the responsibility for determining which individuals, including existing directors, shall be submitted to the Board for nomination and Stockholders for election as directors. There is, however, no formal nominating or screening process or procedures. The Board of Directors determined that no formal written policy with regard to consideration of director nominees recommended by Stockholders is necessary based on the Company’s policy to consider any nominee by a Stockholder as set forth on page 6. The Corporate Governance Guidelines require that director nominees should possess the highest personal and professional ethics, integrity and values and be committed to representing the long-term interests of the Stockholders.
      Versar has not adopted a formal policy with regard to director attendance at the Company’s Annual Meeting. Nevertheless, at last year’s Annual Meeting held on November 17, 2004, all of the members of the Board of Directors attended.
      Versar has not adopted a formal process for Stockholder communications with the Board of Directors. Nevertheless, Stockholders and employees who desire to communicate directly to the Board of Directors, any of the Board’s Committees, the non-employee directors as a group or any individual director should write to the address below:

Name of Addressee
c/o Corporate Secretary
Versar, Inc.
6850 Versar Center
Springfield, VA 22151

SECURITY HOLDINGS OF MANAGEMENT
      The following table sets forth certain information regarding the ownership of Versar’s Common Stock by the Company’s directors and each executive officer named in the Summary Compensation Table, each nominee for director and the Company’s directors and executive officers as a group, as of September 23, 2005.

	Shares of Common Stock Beneficially Owned as
Individual or Group	of September 23, 2005(1)

	Number	Percent

Michael Markels, Jr.(2)	798,052	10.0%

Robert L. Durfee(3)	746,868	9.3%

Amir A. Metry(4)	15,626	*

James L. Gallagher(5)	10,156	*

Fernando V. Galaviz(6)	12,121	*

Amoretta M. Hoeber(7)	12,121	*

Theodore M. Prociv(8)	258,716	3.2%

Paul J. Hoeper(9)	12,121	*

James V. Hansen(10)	4,868	*

Lawrence W. Sinnott(11)	115,122	1.4%

James C. Dobbs(12)	94,214	1.2%

Jerome B. Strauss(13)	58,400	*

Paul W. Kendall(14)	66,000	*

All directors and executive officers as a group (13 persons)(15)	2,215,176	27.6%

*	Less than 1%

(1)	For the purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule l3d-3 under the Securities Exchange Act of 1934, as amended, under which, in general, a person is deemed to be the beneficial owner of a security if he or she has or shares the power to vote or to direct the voting of the security or the power to dispose or to direct the disposition of the security, or if he or she has the right to acquire beneficial ownership of the security within 60 days of September 23, 2005.

(2)	Includes 411,900 shares owned by adult children of Dr. Markels as to which he shares voting and investment power and 374,031 shares owned by him and his spouse. Includes 12,121 shares that may be purchased upon the exercise of stock options exercisable within 60 days after September 23, 2005.

(3)	Includes 34,000 shares owned by adult children of Dr. Durfee as to which he shares voting and investment power. Includes 46,903 shares that may be purchased upon the exercise of stock options exercisable within 60 days after September 23, 2005.

(4)	Includes 1,965 shares that may be purchased upon the exercise of stock options within 60 days after September 23, 2005.

(5)	Includes 1,965 shares that may be purchased upon the exercise of stock options within 60 days after September 23, 2005.

(6)	Includes 1,965 shares that may be purchased upon the exercise of stock options within 60 days after September 23, 2005.

(7)	Includes 1,965 shares that may be purchased upon the exercise of stock options within 60 days after September 23, 2005.

(8)	Includes 205,000 shares that may be purchased upon the exercise of stock options within 60 days after September 23, 2005. Dr. Prociv is a Trustee of the Employee 401(K) Plan and as such he has shared investment power over 754,057 shares and shared voting power over 754,057 shares held by this plan. Dr. Prociv disclaims beneficial ownership of the Plan shares solely from his position as Trustee, none of which are included in the above table.

(9)	Includes 1,965 shares that may be purchased upon the exercise of stock options within 60 days after September 23, 2005.

(10)	Includes 1,965 shares that may be purchased upon the exercise of stock options within 60 days after September 23, 2005.

(11)	Includes 14,000 shares that may be purchased upon the exercise of stock options within 60 days after September 23, 2005. Mr. Sinnott is a Trustee of the Employee 401(K) Plan and as such he has shared investment power over 754,057 shares and shared voting power over 754,057 shares held by this plan. Mr. Sinnott disclaims beneficial ownerships of the Plan shares solely from his position as Trustee, none of which are included in the above table.

(12)	Includes 10,000 shares that may be purchased upon the exercise of stock options within 60 days after September 23, 2005.

(13)	Includes 8,000 shares that may be purchased upon the exercise of stock options within 60 days after September 23, 2005.

(14)	Includes 11,000 shares that may be purchased upon the exercise of stock options within 60 days after September 23, 2005.

(15)	Excludes shares held by the Employee 401(k) Plan as described in notes (8) and (13).
Section 16(a) Beneficial Ownership Reporting Compliance
      Based upon copies of reports furnished to Versar, the Company believes that all reports required to be filed by persons subject to Section 16 of the Securities Exchange Act of 1934, and the rules and regulations thereunder, have been timely filed.

EXECUTIVE COMPENSATION
Cash Compensation
      The following table sets forth information on compensation paid by Versar for services rendered in all capacities during the three fiscal years ended July 1, 2005, to the Company’s Chief Executive Officer and the four most highly compensated executive officers of the Company who were serving as executive officers at the end of fiscal year 2005 and one additional person who was a highly compensated executive officer of the Company but was not serving as an executive officer at the end of the fiscal year 2005 (collectively the “Named Executive Officers”). For fiscal year 2005, the table reflects 53 weeks of salary payments.
SUMMARY COMPENSATION TABLE

				Long-term
	Annual Compensation			Compensation

				Awards

				Securities
			Other Annual	Underlying
Name, Principal Position, and Fiscal Year ended	Salary	Bonus	Compensation	Options/SARs	All Other
July 1, 2005, June 30, 2004 and June 20, 2003	($)	($)	$(1)	(#)	Compensation

Theodore M. Prociv President and Chief Executive Officer

2005	$288,269	0	0	25,000	$9,056(2)
2004	$242,691	0	0	50,000	$5,001(2)
2003	$234,998	0	0	0	$6,324(2)

Lawrence W. Sinnott Executive Vice President, Chief Operating Officer and Chief Financial Officer

2005	$175,657	0	$25,270(3)	20,000	$7,357(4)
2004	$160,000	0	$21,180(3)	20,000	$3,647(4)
2003	$157,308	0	0	50,000	$6,610(4)

Jerome B. Strauss Senior Vice President

2005	$174,923	0	0	20,000	$5,592(5)
2004	$145,673	$5,000	0	30,000	$3,948(5)
2003	$123,385	$8,000	0	10,000	$5,478(5)

Paul W. Kendall Senior Vice President

2005	$154,962	0	0	20,000	$6,815(6)
2004	$141,567	0	0	30,000	$3,579(6)
2003	$134,750	$3,500	0	10,000	$5,884(6)

James C. Dobbs Senior Vice President and General Counsel

2005	$171,999	0	0	10,000	$9,298(7)
2004	$160,000	0	0	20,000	$5,060(7)
2003	$160,000	0	0	30,000	$7,793(7)

George J. Anastos Former Senior Vice President

2005	$180,000	0	0	0	$8,941(8)
2004	$170,000	0	0	20,000	$5,027(8)
2003	$170,000	0	0	30,000	$6,891(8)

(1)	No amounts are shown in “Other Annual Compensation” column for fiscal years 2005, 2004 and 2003, other than Mr. Sinnott, because the aggregate amount of any perquisites or other personal benefits for each of the Named Executive Officers did not exceed the lesser of (i) $50,000 or (ii) 10% of combined salary and bonus in each of fiscal year 2005, 2004 and 2003 for the Named Executive Officer and the Company does not pay any other type of compensation constituting “Other Annual Compensation.”

(2)	The amounts shown in this column for Dr. Prociv are comprised of the following: (i) in 2005 a payment of $3,156 for life insurance premiums on term life insurance in 2004, a payment of $2,247 for life insurance premiums on term life insurance and in 2003 a payment of $1,624 for life insurance premiums on term life insurance; and (ii) in 2005 a contribution of $5,900 to the Company’s 401(k) Plan on behalf of Dr. Prociv, in 2004 a contribution of $2,754 to the Company’s 401 (k) Plan on behalf of Dr. Prociv and in 2003 a contribution of $4,700 to the Company’s 401(k) Plan on behalf of Dr. Prociv.

(3)	The amount in this column for Mr. Sinnott is comprised of the following: (i) in 2005, $3,145 and in 2004, $4,305 for executive medical reimbursement; and (ii) in 2005, $22,125 and in 2004, $16,875 for educational tuition reimbursement.

(4)	The amounts shown in this column for Mr. Sinnott are comprised of the following: (i) in 2005, a payment of $498 for life insurance premiums on term life insurance, in 2004 a payment of $324 for life insurance premiums on term life insurance and, in 2003 a payment of $318 for life insurance premiums on term life insurance; and (ii) in 2005 a contribution of $6,859 to the Company’s 401(k) Plan on behalf of Mr. Sinnott, in 2004 a contribution of $3,323 to the Company’s 401(k) Plan on behalf of Mr. Sinnott, and in 2003 a contribution of $6,292 to the Company’s 401(k) Plan on behalf of Mr. Sinnott.

(5)	The amounts shown in this column for Mr. Strauss are comprised of the following: (i) in 2005, a payment of $1,537 for life insurance premiums on term life insurance, in 2004 a payment of $938 for life insurance premiums on term life insurance, and in 2003 a payment of $543 for life insurance premiums on term life insurance; and (ii) in 2005, a contribution of $4,055 to the Company’s 401(k) Plan on behalf of Mr. Strauss, in 2004 a contribution of $3,010 to the Company’s 401 (k) Plan on behalf of Mr. Strauss, and in 2003 a contribution of $4,935 to the Company’s 401(k) Plan on behalf of Mr. Strauss.

(6)	The amounts shown in this column for Mr. Kendall are comprised of the following: (i) in 2005 a payment of $796 for life insurance premiums on term life insurance, in 2004 a payment of $643 for life insurance premiums on term life insurance and in 2003 a payment of $494 for life insurance premiums on term life insurance; and (ii) in 2005 a contribution of $6,019 to the Company’s 401(k) Plan on behalf of Mr. Kendall; in 2004 a contribution of $2,936 to the Company’s 401(k) Plan on behalf o f Mr. Kendall and in 2003 a contribution of $5,390 to the Company’s 401(k) Plan on behalf of Mr. Kendall.

(7)	The amounts shown in this column for Mr. Dobbs are comprised of the following: (i) in 2005 a payment of $2,541 for life insurance premiums on term life insurance, in 2004 a payment of $1,737 for life insurance premiums on term life insurance, and in 2003 a payment of $1,393 for life insurance premiums on term life insurance; and (ii) in 2005 a contribution of $6,757 to the Company’s 401(k) Plan on behalf of Mr. Dobbs, in 2004 a contribution of $3,323 to the Company’s 401(k) Plan on behalf of Mr. Dobbs, and in 2003 a contribution of $6,400 to the Company’s 401(k) Plan on behalf of Mr. Dobbs.

(8)	The amounts shown in this column for Dr. Anastos are comprised of the following: (i) in 2005 a payment of $1,872 for life insurance premiums on term life insurance, in 2004 a payment of $1,496 for life insurance premiums on term life insurance and in 2003 a payment of $1,122 for life insurance premiums on term life insurance; and (ii) in 2005 a contribution of $7,069 to the Company’s 401(k) Plan on behalf of Mr. Anastos, in 2004 a contribution of $3,531 to the Company’s 401(k) Plan on behalf of Dr. Anastos and in 2003 a contribution of $5,769 to the Company’s 401(k) Plan on behalf of Dr. Anastos

OPTION/ SAR GRANTS IN LAST FISCAL YEAR

					Potential Realizable
					Value at Assumed
					Annual Rates of
					Stock Price
					Appreciation for
Individual Grants					Option Terms

	Number of	Percent of Total
	Securities	Options/SARs
	Underlying	Granted to	Exercise or
	Options/SARs	Employees in	Base Price	Expiration
Name	Granted	Fiscal Year	$ per Share	Date	5% ($)	10% ($)

Theodore M Prociv	25,000	7.7%	$3.82	09/14/2014	$60,059	$152,202

Lawrence W. Sinnott	20,000	6.18%	$3.82	09/14/2014	$48,048	$121,762

Jerome B. Strauss	20,000	6.18%	$3.82	09/14/2014	$48,048	$121,762

Paul W. Kendall	20,000	6.18%	$3.82	09/14/2014	$48,048	$121,762

James C. Dobbs	10,000	3.09%	$3.82	09/14/2014	$24,024	$60,881

George J. Anastos	0	—	—	—	—	—

AGGREGATED OPTION/ SAR EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION/ SAR VALUE

(a)	(b)	(c)	(d)	(e)
Number of Securities
	Shares		Underlying Unexercised	Value of Unexercised
	Acquired on	Value	Options at 07/01/05	In-the-Money
	Exercise	Realized	(#)	Options at 07/01/05
Name	(#)	($)	Exercisable/Unexercisable	Exercisable/Unexercisable(1)

Theodore M. Prociv	—	—	195,000/30,000	124,950/10,800

Lawrence W. Sinnott	5,000	$6,750	74,500/32,000	$20,620/$31,320

Jerome B. Strauss	—	—	48,000/22,000	$9,780/$10,120

Paul W. Kendall	—	—	50,000/16,000	$5,580/$9,720

James C. Dobbs	—	—	69,500/24,000	$30,940/$20,520

George Anastos	—	—	20,000/24,000	$10,980/$20,520

(1)	On July 1, 2005, the closing price of the Company’s Common Stock on the American Stock Exchange was $3.16.
Employment Contracts
      On December 1, 2002, the Company entered into an Employment Agreement with Dr. Prociv for a period of twelve months which provides for him to serve as President at a base salary of $235,000 plus any fringe benefits available to executive officers of the Company including participation in any incentive compensation programs which may be in effect. On September 8, 2004, the Company’s Board of Directors agreed to extend Dr. Prociv’s Employment Agreement for an additional two years to expire on November 30, 2006 at a base salary of $285,000, which amount had been previously determined by the Compensation Committee. If Dr. Prociv’s employment is terminated during the term of the Employment Agreement, except for voluntary termination or termination for cause and, except as noted below, he will be paid 12 months salary, fringe benefits, and any incentive compensation then due and shall be entitled to immediate vesting of all stock options. If there is a change in circumstances (change in title, salary reduction, or change in geographic location) following a change in control of the Company (as defined in this agreement), Dr. Prociv could terminate the agreement and upon termination would be paid 24 months salary and fringe benefits and would be entitled to immediate vesting of all stock options.
Change in Control Agreements
      On January 30, 1999, the Company entered into Change-in-Control Severance Agreements with Lawrence W. Sinnott, presently the Company’s Executive Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer and James C. Dobbs, Senior Vice President and General Counsel, for a period of twenty-four months. In January 2001, these agreements were extended to January 31, 2004 and in March 2004 they were extended to February 28, 2006. These agreements provide that if there is a change in circumstances (change in title, salary reduction or change in geographic location) following a change in control of the Company (as defined in the Agreement), Messrs. Sinnott or Dobbs could terminate his employment and upon termination receive 24 months salary, fringe benefits, and incentive compensation due and would be entitled to immediate vesting of all stock options.

STOCK PERFORMANCE GRAPH
      The following graph and table show a comparison of the cumulative total return for the last five fiscal years on $100 invested on June 30, 2000 in Versar Common Stock, the Standard & Poor’s 500 Stock Index and Versar’s Peer Group. The Peer Group consists of four companies: CET Environmental Services, Inc.; Duratek, Inc.; Ecology & Environment, Inc.; and Matrix Service Company. The table includes the reinvestment of dividends, where applicable.
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG VERSAR, INC., THE S & P 500 INDEX
AND A PEER GROUP

*	$100 invested on 6/30/00 in stock or index-including reinvestment of dividends. Fiscal year ending June 30.
Copyright© 2002, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. All rights reserved. www.researchdatagroup.com/S&P.htm
CUMULATIVE SHAREHOLDER’S RETURN TABLE

Cumulative Shareholder’s Return

	Last trading date in fiscal years

	2000	2001	2002	2003	2004	2005

Versar, Inc.	$100.00	$105.78	$137.77	$137.67	$255.42	$165.12

S&P 500	$100.00	$85.17	$69.85	$70.03	$83.41	$88.65

PEER GROUP	$100.00	$116.62	$140.43	$151.28	$210.36	$273.94

REPORT OF COMPENSATION COMMITTEE
ON EXECUTIVE COMPENSATION
      The Compensation Committee (“Committee”) of the Board of Directors is furnishing the following report on executive compensation for fiscal year 2005. The compensation decisions reported below were made in September 2004 based upon the Company’s and each executive’s performance during the fiscal year ended June 30, 2004. The Committee provides oversight of all policies under which compensation is paid to the Company’s executive officers and stock options are granted under the Company’s stock option plans. The Committee consists entirely of non-employee directors. This report does not reflect the performance of the Company or its executives for fiscal year 2005, or compensation decisions for fiscal year 2006 based on such performance, which will be reported in next year’s Proxy Statement.
Executive Compensation Philosophies and Policies
      The Committee’s executive compensation policies are designed to provide competitive levels of compensation which integrate pay with performance, recognize individual initiative and achievements and assist the Company in attracting and retaining qualified executives. Target levels of the executive officers’ overall compensation are intended to be consistent with compensation in the Company’s industry for similar executives.
      The Company’s executive compensation program includes three components:

(1) Base salary;

(2) Annual Bonus (stock or cash); and

(3) Long-term incentive awards.

•	Base Salary — ranges of appropriate base salaries are determined by analysis of salary data for positions of comparable responsibility within the professional services industry. Committee approval of individual salary changes is based upon performance of the executive evaluated against the Company’s financial and strategic objectives and of the position of the executive in the competitive salary range.

•	Annual Bonus — bonuses are paid pursuant to an executive incentive bonus plan established each year by the Board of Directors for key employees and managers of the Company and its subsidiaries. Under the bonus plan, an incentive pool is created each fiscal year and is distributed if certain pre-established financial goals for the Company are met. Focusing on increasing profitability in fiscal year 2005, the amount of the incentive pool distributed depended solely on the extent to which the Company’s consolidated net income before tax exceeds targeted amounts as set forth in the fiscal year 2005 Incentive Compensation Plan adopted by the Board of Directors on September 10, 2004.

•	Long-Term Incentive Awards — the purpose of this element of the executive compensation program is to link management pay with the long-term interest of stockholders, rather than only the performance of the Company in a single fiscal year. The Committee is currently using incentive stock options from the Company’s 1996 Stock Option Plan and 2002 Stock Incentive Plan for key employees and managers. In determining annual stock option grants, the Committee bases its decision on the individual’s performance or potential to improve shareholder value.
      In determining executive compensation for fiscal year 2005, the Committee took into account the performance of the Company’s stock, the financial performance of the Company in 2004 and the steps taken by management to address the lack of consistency in meeting the Company’s profit goals.

Compensation of Chief Executive Officer
      The Committee reviewed Dr. Prociv’s performance and his efforts ensure the business remains consistently profitable. Dr. Prociv was compensated pursuant to his Employment Agreement described on pages 12 and 13. Based on his performance in meeting all his financial, operational and strategic goals except a shortfall in pre-tax income in fiscal year 2004, at the recommendation of the Compensation Committee, in September 2004 the Board of Directors agreed to extend Dr. Prociv’s Employment Agreement for two years at an annual base compensation of $285,000.
Compensation of Named Executive Officers
      The Committee summarily reviewed each other Named Executive Officer’s individual performance and based on such assessment gave salary increases as appropriate. Specifically, based on the Company’s performance in fiscal year 2004, the following raises were granted to the Named Executive Officers.
      Mr. Strauss, Manager of the Infrastructure and Management Services Group, met all his financial, operational and strategic goals and his salary was increased by $12,000.
      Mr. Kendall’s National Security Group faced a difficult transition year, but much was accomplished. His salary was increased by $6,000.
      Mr. Sinnott, the Company’s Chief Financial Officer met all his goals for fiscal year 2004 except pre-tax income. The committee noted the Company’s financial condition significantly improved during the fiscal year and he received a salary increase of $10,000.
      Mr. Dobbs met all his operational and strategic goals and he received a salary increase of $8,000.
      Dr. Anastos, then head of the Engineering and Construction Group, had a shortfall in operating income and his salary was not increased.
      No bonuses were granted.
      Further, based on their individual performances, the Committee granted the following stock options to purchase the number of shares listed below to the Named Executive Officers:

Theodore M. Prociv	25,000
James C. Dobbs	10,000
Lawrence W. Sinnott	20,000
Jerome B. Strauss	20,000
Paul W. Kendall	20,000
Compensation Committee of the Board of Directors
Amir A. Metry, Chairman
James V. Hansen
Amoretta M. Hoeber

REPORT OF THE AUDIT COMMITTEE
      The Board’s Audit Committee consists of three non-employee directors, James L. Gallagher, as Chairman; Paul J. Hoeper; and Fernando V. Galaviz, each of whom has been determined to be an independent director under the American Stock Exchange listing standards and the rules and regulations of the Securities and Exchange Commission. Further, the Company’s Board of Directors has determined that Mr. Hoeper is qualified as an Audit Committee Financial Expert. Pursuant to the Committee’s written charter, which meets the requirements of the Sarbanes-Oxley Act of 2002, the Committee evaluates audit performance, manages the relationship with the Company’s independent registered public accounting firm, assesses policies and procedures relating to internal controls and evaluates complaints regarding auditing and accounting matters. This report relates to the activities of the Audit Committee in carrying out such role for the past fiscal year.
      The Audit Committee oversees the Company’s fiscal financial reporting process on behalf of the Board of Directors. The Company’s management has the primary responsibility for the financial statements and reporting process, which includes the Company’s systems for internal control. In carrying out its oversight responsibilities, the Committee met with management and reviewed with management the audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended July 1, 2005. The review included a discussion of the quality and acceptability of the Company’s financial reporting and controls, including the reasonableness of significant judgments and the clarity of disclosures in the consolidated financial statements.
      The Committee also reviewed with the Company’s independent registered public accounting firm, Grant Thornton LLP (“Grant Thornton”), who are responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles, their judgments as to the quality and the acceptability of the Company’s financial reporting and such other matters as are required to be discussed with the Committee under generally accepted auditing standards and SAS (Statement on Auditing Standards) 61. In addition, the Committee discussed with Grant Thornton their independence from management and the Company, including the matters in their written disclosures required by the Independence Standards Board, including Standard No. 1, and received written disclosures required by that standard. The Committee held several private sessions with the Company’s independent auditors, Grant Thornton, at which candid discussions of financial management, accounting and internal controls took place.
      The Committee meets periodically and privately with Grant Thornton to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.
      In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended July 1, 2005 for filing with the Securities and Exchange Commission.
      Under the Committee’s charter and the requirements of the Sarbanes-Oxley Act of 2002 and Rule 10A-3 adopted by the Securities and Exchange Commission, the responsibility for the appointment, compensation, retention and oversight of the work of the Company’s independent registered public accounting firm rests with the Audit Committee. Based upon a review of Grant Thornton’s qualifications, resources, personnel and performance, the Committee has selected Grant Thornton as the Company’s independent registered public accounting firm for fiscal year 2006 and will submit its decision for stockholder ratification at the Annual Meeting.
      Submitted by the Audit Committee of the Board of Directors.
James L. Gallagher, Chairman
Fernando V. Galaviz
Paul J. Hoeper

PROPOSAL NO. 2
APPROVAL OF AN AMENDMENT TO THE
VERSAR, INC. 2005 EMPLOYEE STOCK PURCHASE PLAN
      At the Company’s Annual Meeting of Stockholders in 2004, the Company’s Stockholders approved the Versar, Inc. 2005 Employee Stock Purchase Plan (the “ESPP”) and the ESPP became effective January 1, 2005. Subject to Stockholder approval, on September 7, 2005, the Board of Directors approved an amendment and restatement of the ESPP for the sole purpose of placing a limit of 1,000,000 shares on the number shares that employees may purchase pursuant to the ESPP. Stockholder approval of this amendment and restatement (the “2005 Amendment”) will enable the ESPP to sell shares on the tax-favored basis described below. The ESPP allows eligible employees of the Company and its designated affiliates to purchase, through payroll deductions, shares of Common Stock of the Company. Below is a summary of the principal provisions of the ESPP and its operation. A copy of the ESPP is set forth in full in Appendix A to this Proxy Statement, and the following description of the ESPP is qualified in its entirety by reference to that Appendix. The following is a summary of the terms of the ESPP, assuming approval of the 2005 Amendment.
      The ESPP is designed to retain and motivate the employees of the Company and its designated affiliates by encouraging them to acquire ownership in the Company on a tax-favored basis. In particular, the ESPP is intended to be an “employee stock purchase plan” within the meaning of Section 423 of the United States Internal Revenue Code, as amended (“Section 423”), and thereby to allow participating employees to defer recognition of taxes when purchasing up to 1,000,000 shares (subject to adjustment for stock splits and similar transactions) of Common Stock at a discount under the plan. The Company has not reserved shares of authorized but unissued Common Stock for issuance under the ESPP. Instead, a designated broker (currently Wachovia) purchases shares for participants on the open market. To the extent the Company offers to sell shares under the ESPP at a price below fair market value, the Company makes cash payments to the broker to subsidize the discount.
      Administration. The ESPP is administered by the Board of Directors or a person or committee appointed from time to time by the Board of Directors (the “Administrator”). The Board of Directors or the Administrator, if one has been appointed, is vested with full authority to construe, interpret, and apply the terms of the ESPP, to determine eligibility, to adjudicate all disputed claims under the ESPP, to adopt, amend and rescind any rules deemed appropriate for the administration of the ESPP, and to make all other determinations necessary or advisable for the administration of the ESPP. Determinations by the Board of Directors or the Administrator as to the interpretation and operation of the ESPP will be final and binding on all parties.
      Offering Periods And Purchase Dates. Under the ESPP, twelve monthly offerings (each, an “Offering”) of shares of the Company’s Common Stock will be made each year. Generally, each Offering is of one (1) month’s duration beginning on the first day of each calendar month (e.g., January 1, February 1, March 1, etc.) and ending on the last day of the same calendar month (the “Purchase Period”). The first Offering began on January 1, 2005. The Administrator or the Board of Directors may change the Purchase Period associated with future Offerings to up to 27 months, without stockholder approval.
      Eligibility. All employees of the Company and its designated subsidiaries (including designated related entities, for sub-plans) are eligible to participate in the ESPP, except persons whose customary employment is less than 20 hours per week or five months or less per year, before the first business day of the Purchase Period. Persons who are deemed for purposes of Section 423(b)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), to own shares of Common Stock possessing 5% or more of the total combined voting power or value of all classes of Common Stock or shares of a subsidiary are ineligible to participate in the ESPP. In addition, if an option granted pursuant to the ESPP would permit a person’s rights to purchase shares of Common Stock to accrue at a rate that exceeds $25,000 of the fair market value (“Fair Market Value”) of such Common Stock for any calendar year, such person will not be eligible to participate in the ESPP. In addition, the Board of Directors or the Administrator, in its sole discretion, may permit Company directors, employees who are 5% or more stockholders, and independent contractors to participate in certain sub-plans which are not designed to qualify as Code Section 423 plans. As of September 20, 2005, the

Company and its designated affiliates had no independent contractors and approximately 374 employees, including one employee who also serves as a director, who was eligible to participate in the ESPP.
      Participation. Eligible employees may elect to participate in one or more of the Offerings, by electing to make payroll deductions during the Offering. The amount of the payroll deductions must not be less than $25.00 per payroll period and must not exceed a percentage (initially 25%) of the participant’s annual compensation that the Board of Directors or the Administrator establishes from time to time. A participant may not purchase more than 500 shares of Common Stock during an Offering, subject to both adjustment for capital changes and to the discretion of the Board of Directors or the Administrator to revise this number for any Offering before it commences. All sums deducted from the regular compensation of participants are credited to a share purchase account established for each participant on the Company’s books, but prior to use of these funds for the purchase of shares of the Company’s Common Stock in accordance with the ESPP, the Company may use these funds for any valid corporate purpose. The Company will not be under any obligation to pay interest on funds credited to a participant’s stock purchase account in any event.
      Price. The price per share of Common Stock sold under the ESPP during an Offering was initially set at 90% of the closing price of the Company’s shares on the American Stock Exchange on the last day of such Offering; provided that, before the first business day of any Purchase Period, the Board of Directors or the Administrator may establish a different formula for determining the price, so long as the formula does not result in a lower price than is allowed under Code Section 423(b)(6). Pursuant to this authority, effective November 1, 2005, the Board of Directors set the price per share at 95% of the closing price of the Company’s shares on the American Stock Exchange on the last day of each Offering, for all Offerings commencing on or after such date. Each participating employee will receive an option, effective on the first day of the Offering, to purchase shares of Common Stock on the last day of the Offering. The number of shares which a participant may purchase under the option during each Offering is equal to the quotient of the aggregate payroll deductions in the Offering authorized by the participant, and not withdrawn, divided by the applicable purchase price.
      Purchase of Shares. A participant’s option to purchase Common Stock pursuant to the ESPP will be automatically exercised on the last day of each applicable Offering. Before that date, a participant may terminate his or her participation in the ESPP by providing written notice to the Company or its designated broker at least five days prior to the last day of the Offering. A participant who terminates his or her participation in the ESPP during an Offering will receive a refund of his or her ESPP contributions. If a participant fails to work at least 20 hours per week during an Offering, the participant shall be deemed to have terminated his or her participation in the ESPP. Other than terminating his or her participation in the ESPP altogether, once an Offering begins, a participant may not increase or decrease how much he or she has elected to contribute to the ESPP during the Offering (unless the Board of Directors or the Administrator provides for such before the Offering begins).
      The designated broker will purchase up to 1,000,000 shares (subject to adjustment for stock splits and similar transactions) of Common Stock authorized for issuance under the ESPP on the open market. To the extent that the purchase price for the shares is below Fair Market Value for any Purchase Period, the Company will pay the designated broker the amounts necessary to subsidize the purchase price for shares purchased on the open market.
      Transferability. Options under the ESPP may not be assigned, transferred, pledged, or otherwise disposed of except by will or in accordance with the laws of descent and distribution.
      Employment Termination. If a participant’s employment terminates for any reason, his or her payroll deductions or contributions under the ESPP are refunded, and the participant will have up to thirty days to transfer Common Stock from the ESPP to himself or herself, a designated beneficiary, or a broker. If the participant’s shares of Common Stock are not so transferred, a share certificate will be issued and mailed to the participant.
      Duration of ESPP. The ESPP will expire on December 31, 2014, unless the Board exercises its discretion to terminate it on an earlier date.

      Amendment or Termination of the ESPP. The Company’s Board of Directors may at any time amend or terminate the ESPP, subject to Stockholder approval to the extent the Board of Directors or the Administrator determines that such approval is required by the listing standards of the American Stock Exchange or appropriate, for example, to conform the ESPP with Section 423 of the Code (currently, for example, the approval of the Stockholders of the Company is required to increase the number of shares of Common Stock authorized for purchase under the ESPP or to change the class of employees eligible to receive options under the ESPP, other than to designate additional affiliates as eligible subsidiaries for the ESPP).
      Change in Company Capital Structure. If there is any change in the shares of the Company as a result of a merger, consolidation, reorganization, recapitalization, exchange of shares, change in corporate structure, or similar event, appropriate arrangements will be made so that each option under the ESPP will be assumed or equivalent option substituted by the resulting entity or the Purchase Period will be shortened to allow for the completion of purchases under outstanding options under the ESPP.
      U.S. Federal Income Tax Consequences. No taxable income will be recognized by a participant until the sale or other disposition of the shares of Common Stock acquired under the ESPP. At that time, a participant generally will recognize ordinary income and capital gains. When the shares are disposed of by a participant two years or more after the beginning of the Offering in which the shares were purchased, he or she will recognize ordinary income equal to the lesser of (i) the excess of the Fair Market Value of the shares on the purchase date over the purchase price (the “Discount”) or (ii) the excess of the Fair Market Value of the shares at disposition over the purchase price. When shares are disposed of less than two years after the beginning of the Offering in which they were purchased (in what is known as a “disqualifying disposition”), the participant must recognize ordinary income in the amount of the Discount, even if the disposition is a gift or is at a loss. In the event of a participant’s death while owning shares acquired under the ESPP, ordinary income must be recognized in the year of death as though the shares had been sold.
      In the cases discussed above (other than death), the amount of ordinary income recognized by a participant is added to the purchase price paid by the participant, and this amount becomes the tax basis for determining the amount of the capital gain or loss from the disposition of the shares. Additional gain, if any, will be short-term or long-term capital gain depending on whether the holding period is 12 months or less, or more than 12 months.
      Net capital gains from the disposition of capital stock held more than 12 months are currently taxed at a maximum federal income tax rate of 15% and net capital gains from the disposition of stock held not more than 12 months is taxed as ordinary income (maximum rate of 35%). However, limitations on itemized deductions and the phase-out of personal exemptions may result in effective marginal tax rates higher than 15% for net capital gains and 35% for ordinary income.
      The Company is entitled to tax deductions for shares issued under the ESPP only in the event of disqualifying dispositions. For disqualifying dispositions, the Company is allowed a deduction to the extent of the amount of ordinary income includable in gross income by such participant for the taxable year as a result of the premature disposition of the shares. The ESPP will not meet the requirements in Section 162(m) of the Internal Revenue Code of 1986, which means that there may be no Company deductions for disqualifying dispositions by the Company’s Chief Executive Officer and four most highly paid other executive officers.
      Vote Required. The 2005 Amendment to the ESPP must be approved by the affirmative vote of holders of a majority of the votes cast with respect to this Proposal No. 2, in person or by proxy, at the Annual Meeting.
      The Board of Directors unanimously recommends that Stockholders Vote “FOR” this Proposal.
EQUITY COMPENSATION PLANS NOT SUBJECT TO STOCKHOLDER ACTION
      The Company has established equity compensation plans to attract, motivate and reward good performance of high caliber employees, directors and service providers to serve the Company and its affiliates.

In addition to the ESPP described above, currently, there are four stock option plans which were previously approved by the Company’s Stockholders: the 2002 Stock Incentive Plan, the 1996 Stock Option Plan, the 1992 Stock Option Plan and the 1987 Nonqualified Stock Option Plan.
EQUITY COMPENSATION PLANS
July 1, 2005
(shares in thousands)

Equity Compensation Plans Approved by Security Holders	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted-Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans

2002	609	$3.35	80

1996	614	3.50	51

1992	414	2.29	—

1987	53	3.18	—

Total	1,690	$3.14	131

PROPOSAL NO. 3
APPROVAL OF VERSAR, INC. 2005 STOCK INCENTIVE PLAN
      On September 7, 2005, the Board of Directors of the Company adopted, subject to Stockholder approval, the Versar, Inc. 2005 Stock Incentive Plan (the “2005 Plan”). The Plan is subject to Stockholder approval at this Annual Meeting. Below is a summary of the principal provisions of the 2005 Plan and its operation. A copy of the 2005 Plan is set forth in full in Appendix B to this Proxy Statement, and the following description of the 2005 Plan is qualified in its entirety by reference to Appendix B.
Purpose of Proposal
      The 2005 Plan is designed to provide an incentive to eligible employees, consultants and directors of the Company and its affiliates, to encourage proprietary interest in the Company by such persons, to encourage such persons to remain in the service of the Company and its affiliates and to attract new employees and directors with outstanding qualifications. The Company is proposing approval of the 2005 Plan because, at July 1, 2005, only 80,000 shares remained available for grants under the Company’s 2002 Stock Incentive Plan (the “2002 Plan”). It is necessary for the Company to continue to grant stock incentive awards to employees, consultants and directors as part of their compensation to provide appropriate incentives. Further, recent regulatory changes, including the adoption of Section 409A under the Internal Revenue Code of 1986, may impact certain provisions of the 2002 Plan. The 2005 Plan has been drafted in a manner fully compliant and consistent with such recent regulatory developments.
Description of the 2005 Plan
      General. Directors, officers, and employees of the Company and its affiliates may be granted Awards under the 2005 Plan, although only employees may receive stock options classified as “incentive stock options” (also known as “ISOs”). Following the Annual Meeting, the Company will have nine directors and approximately 374 employees eligible to receive Awards under the 2005 Plan. To date, no options or other Awards have been granted under the 2005 Plan. No determination has yet been made as to the grant of any options or other Awards to any participant (including executive officers and directors) under the 2005 Plan assuming Stockholder approval is received.
      A maximum of 400,000 shares of Common Stock may be made the subject of Awards under the 2005 Plan. No single director, officer, or employee may be granted Awards with respect to more than

100,000 shares of Common Stock during the term of the 2005 Plan; however, that number of shares may be adjusted in the event of certain changes in the capitalization of the Company. The closing bid price of Common Stock as reported on the American Stock Exchange as of the Record Date was $4.71 per share.
      The 2005 Plan will be administered by the Compensation Committee or such other committee of at least three directors as designated by the Board of Directors (the “Committee”), each of whom shall be a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Committee will have authority, subject to the terms of the 2005 Plan, to determine when and to whom to make grants under the plan, the type of award and the number of shares to be covered by the grants, the fair market value of shares, the terms of the grants, which includes the exercise price of the shares of Common Stock covered by options, any applicable vesting provisions, and conditions under which Awards may be terminated, expired, cancelled, renewed or replaced, and to construe and interpret the terms of the 2005 Plan and Awards. Subject to applicable law, the Committee may delegate administrative functions to officers or other designated employees of the Company or its affiliates.
      Options. Options granted under the 2005 Plan provide participants with the right to purchase shares at a predetermined exercise price. The Committee may grant ISOs and non-ISOs; provided that ISO treatment is not available for options held by a single participant that become first exercisable in any calendar year for shares that have a value exceeding $100,000 (based upon the fair market value of the shares on the option grant date).
      SARs. A share appreciation right generally permits a holder to receive, upon exercise, shares equal in value to the excess of (i) the fair market value, on the date of exercise, of the shares with respect to which the SAR is being exercised, over (ii) the exercise price of the SAR for such shares. The Committee may grant SARs in tandem with options, or independently of them. SARs that are independent of options may limit the value payable on its exercise to a percentage, not exceeding 100%, of the excess value.
      Exercise Price for Options and SARs. The per share purchase price under each option or SAR granted shall be established by the Committee at the time the option is granted. However, the per share purchase price shall not be less than 100% of the fair market value (generally, the current price reflected in trading on the American Stock Exchange, which is our principal trading market) of a share of Common Stock on the date the option is granted; provided that the exercise price of ISOs awarded to participants who own more than 10% of our shares on the grant date may not be less than 110% of the fair market value on the grant date. The Plan does not permit the re-pricing of stock options or SARs without Stockholder approval.
      Exercise of Options and SARs. Each option granted pursuant to the 2005 Plan shall be for such term as determined by the Committee; provided, however, that no option shall be exercisable sooner than one year nor more than ten years from the date it was granted (five years in the case of ISOs granted to employees who, at the time of grant, own more than 10% of the Company’s outstanding shares). To the extent exercisable in accordance with the agreement granting them, an option or SAR may be exercised in whole or in part, and from time to time during its term; subject to earlier termination relating to a holder’s termination of employment or service. With respect to options, the Committee has the discretion to accept payment of the exercise price in any of the following forms (or combination of them): cash or check in U.S. dollars, certain shares, cashless exercise under a program the Committee approves and in the case of participants other than executive officers and directors of the Company, a promissory note in a principal amount equal to the exercise price and otherwise in a form and with such terms as are approved by the Committee.
      Subject to the terms of the agreement evidencing an option grant, the option may be exercised during the six-month period after the optionee retires, during the one-year period after the optionee’s termination of service due to death or permanent disability, and during the 90-day period after the optionee’s termination of employment without cause (but in no case later than the termination date of the option and in each case only to the extent exercisable prior to any such termination of service). Forfeiture occurs on termination for cause. The agreements evidencing the grant of an option may, in the discretion of the Committee, set forth additional or different terms and conditions applicable to such option upon a termination or change in status of the employment or service of the option holder. All SARs are to be settled in shares of the Company’s stock and shall be counted in full against the number of shares available for award under the Plan, regardless of the number of shares actually issued upon settlement of the SARs.
      Restricted Shares, Restricted Share Units and Deferred Share Units. Under the 2005 Plan, the Committee may grant restricted shares that are forfeitable until certain vesting requirements are met, and may grant restricted share units which represent the right to receive shares after certain vesting requirements are met. For restricted Awards, the 2005 Plan provides the Committee with discretion to determine the terms and conditions under which a participant’s interests in such Awards becomes vested. The 2005 Plan provides for deferred share units in order to permit certain directors, consultants, or select members of management to defer their receipt of compensation payable in cash or shares (including shares that would otherwise be issued upon the vesting of restricted shares and restricted share units). Deferred share units represent a future right to receive shares.
      Whenever shares are released pursuant to these Awards, the participant will be entitled to receive additional shares that reflect any stock dividends that the Company’s Stockholders received between the date of the award and issuance or release of the shares. Likewise, a participant will be entitled to receive a cash payment reflecting cash dividends paid to the Company’s Stockholders during the same period. Such cash dividends will accrue interest, at a simple interest rate per annum ad determined by the Committee, from their payment date to the Company’s Stockholders until paid in cash when the shares to which they relate are either released from restrictions in the case of restricted shares or issued in the case of restricted share units.
      Performance Awards. The 2005 Plan authorizes the Committee to grant performance-based Awards in the form of performance units that the Committee may, or may not, designate as “Performance Compensation Awards” that are intended to be exempt from Code section 162(m) limitations. In either case, performance awards vest and become payable based upon the achievement, within the specified period of time, of performance objectives applicable to the individual, the Company, or any affiliate. Performance awards are payable in shares; subject to an aggregate participant limit of 100,000 shares per performance period. The Committee decides the length of performance periods, but the periods may not be less than one fiscal year of the Company.
      With respect to Performance Compensation Awards, the 2005 Plan requires that the Committee specify in writing the performance period to which the award relates, and an objective formula by which to measure whether and the extent to which the award is earned on the basis of the level of performance achieved with respect to one or more performance measures. Once established for a performance period, the performance measures and performance formula applicable to the award may not be amended or modified in a manner that would cause the compensation payable under the award to fail to constitute performance-based compensation under Code section 162(m).
      Under the 2005 Plan, the possible performance measures for Performance Compensation Awards include basic, diluted or adjusted earnings per share; sales or revenue; earnings before interest, taxes and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total stockholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, and sales of assets of affiliates or business units. Each measure will be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance measures may vary from performance period to performance period, and from participant to participant, and may be established on a stand-alone basis, in tandem or in the alternative.
      Income Tax Withholding. As a condition for the issuance of shares pursuant to Awards, the 2005 Plan requires satisfaction of any applicable federal, state, local, or foreign withholding tax obligations that may arise in connection with the award or the issuance of shares.

      Transferability. Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of other than by will or the laws of descent and distribution, except to the extent the Committee permits lifetime transfers to charitable institutions, certain family members, or related trusts, or as otherwise approved by the Committee for a select group of management or highly compensated employees.
      Certain Corporate Transactions. The Committee may equitably adjust the number of shares covered by each outstanding award, and the number of shares that have been authorized for issuance under the 2005 Plan but as to which no Awards have yet been granted or that have been returned to the 2005 Plan upon cancellation, forfeiture, or expiration of an award, as well as the price per share covered by each such outstanding award, to reflect any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the shares, or any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Awards under the 2005 Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. In any case, such substitution of securities will not require the consent of any person who is granted Awards pursuant to the 2005 Plan.
      Notwithstanding the foregoing, the Committee may not cancel an outstanding option that is underwater for the purpose of reissuing the option to the participant at a lower exercise price or granting a replacement award of a different type without Stockholder approval.
      In addition, in the event or in anticipation of a Change in Control (as defined in the 2005 Plan), the Committee may at any time in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company’s Stockholders or any participant with respect to his or her outstanding Awards (except to the extent an award provides otherwise), take one or more of the following actions: (i) arrange for or otherwise provide that each outstanding award will be assumed or substituted with a substantially equivalent award by a successor corporation or a parent or subsidiary of such successor corporation; (ii) accelerate the vesting of Awards for any period (and may provide for termination of unexercised options and SARs at the end of that period) so that Awards shall vest (and, to the extent applicable, become exercisable) as to the shares that otherwise would have been unvested and provide that repurchase rights of the Company with respect to shares issued upon exercise of an award shall lapse as to the shares subject to such repurchase right; or (iii) arrange or otherwise provide for payment of cash or other consideration to participants in exchange for the satisfaction and cancellation of outstanding Awards.
      Notwithstanding the above, in the event a participant holding an award assumed or substituted by the successor corporation in a Change in Control is Involuntarily Terminated (as defined in the 2005 Plan) by the successor corporation in connection with, or within 12 months following consummation of, the Change in Control, then any assumed or substituted award held by the terminated participant at the time of termination shall accelerate and become fully vested (and exercisable in full in the case of options and SARs), and any repurchase right applicable to any shares shall lapse in full. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the participant’s termination.
      In the event of any distribution to the Company’s Stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, appropriately adjust the price per share covered by each outstanding award to reflect the effect of such distribution. Finally, if the Company dissolves or liquidates, all Awards will immediately terminate, subject to the ability of the Board to exercise any discretion that the Board may exercise in the case of a Change in Control.
      Forfeiture. Unless otherwise provided in an agreement granting an Award, the Company has the following recourse against a participant who does not comply with certain employment-related covenants, either during employment or after ceasing to be employed or does not materially comply with Company policies and procedures; the Company may terminate any outstanding, unexercised, unexpired, unpaid, or deferred Awards, rescind any exercise, payment or delivery pursuant to the Award, or recapture any Common

Stock (whether restricted or unrestricted) or proceeds from the participant’s sale of shares issued pursuant to the Award.
      Term of the 2005 Plan; Amendments or Termination. The Board of Directors of the Company has the power to terminate, amend, alter, suspend, or discontinue the 2005 Plan at any time. If the Board of Directors does not take action to earlier terminate the 2005 Plan, it will terminate on September 7, 2015. Certain amendments may require the approval of the Company’s Stockholders. No amendment, suspension, or termination of the 2005 Plan shall materially and adversely affect Awards that previously had been granted without the written consent of the holders of those Awards unless it relates to an adjustment pursuant to certain transactions that change the Company’s capitalization or it is otherwise mutually agreed between the participant and the Committee. Notwithstanding the foregoing, the Committee may amend the 2005 Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.
      Expected Federal Income Tax Consequences. The following is a general discussion of certain U.S. federal income tax consequences relating to Awards granted under the 2005 Plan. This discussion does not address all aspects of U.S. federal income taxation, does not discuss state, local and foreign tax issues and does not discuss considerations applicable to a holder who is, with respect to the United States, a non-resident alien individual. This summary of federal income tax consequences does not purport to be complete and is based upon interpretations of the existing laws, regulations and rulings which could be altered materially with enactment of any new tax legislation.
      Under the United States Internal Revenue Code, the Company will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income that participants recognize pursuant to Awards (subject to the participant’s overall compensation being reasonable, and to the discussion below with respect to Code section 162(m)). For participants, the expected U.S. tax consequences of Awards are as follows:
      Non-ISOs. A participant will not recognize income at the time a non-ISO is granted. At the time a non-ISO is exercised, the participant will recognize ordinary income in an amount equal to the excess of (i) the fair market value of the shares issued to the participant on the exercise date over (ii) the exercise price paid for the shares. At the time of sale of shares acquired pursuant to the exercise of a non-ISO, the appreciation (or depreciation) in value of the shares after the date of exercise will be treated either as short-term or long-term capital gain (or loss) depending on how long the shares have been held.
      ISOs. A participant will not recognize income upon the grant of an ISO. There are generally no tax consequences to the participant upon exercise of an ISO (except the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price is a tax preference item possibly giving rise to an alternative minimum tax). If the shares are not disposed of within two years from the date the ISO was granted or within one year after the ISO was exercised, any gain realized upon the subsequent disposition of the shares will be characterized as long-term capital gain and any loss will be characterized as long-term capital loss. If both of these holding period requirements are not met, then a “disqualifying disposition” occurs and (i) the participant recognizes gain in the amount by which the fair market value of the shares at the time of exercise exceeded the exercise price for the ISO and (ii) any remaining amount realized on disposition (except for certain “wash” sales, gifts or sales to related persons) will be characterized as capital gain or loss.
      Share Appreciation Rights. A participant to whom a SAR is granted will not recognize income at the time of grant of the SAR. Upon exercise of a SAR, the participant must recognize taxable compensation income in an amount equal to the value of any cash or shares that the participant receives.
      Restricted Shares, Restricted Share Units, Deferred Share Units and Performance Awards. In general, a participant will not recognize income at the time of grant of restricted shares, restricted share units, deferred share units or performance. Awards, unless the participant elects with respect to restricted shares or restricted share units to accelerate income taxation to the date of the award. In this event, a participant would recognize ordinary income equal to the excess of the market value of the restricted shares over any amount the participant pays for them (in which case subsequent gain or loss would be capital in nature). In the absence of an election to accelerate income taxation to the date of an Award, a participant must recognize taxable compensation income equal to the value of any shares that the participant receives or is deemed to receive upon vesting of any such Awards.
      Special Tax Provisions. Under certain circumstances, the accelerated vesting, cash-out or accelerated lapse of restrictions on Awards in connection with a change in control of the Company might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Code section 280G, and the participant may be subject to a 20% excise tax and the Company may be denied a tax deduction. Furthermore, the Company may not be able to deduct the aggregate compensation in excess of $1,000,000 attributable to Awards that are not “performance-based” within the meaning of Code section 162(m) in certain circumstances. The 2005 Plan is designed to permit Awards that qualify as performance-based compensation for this purpose.
Vote Required and Board Recommendation
      The 2005 Plan must be approved by the affirmative vote of holders of a majority of the votes cast with respect to this Proposal No. 3, in person or by proxy, at the Annual Meeting.
      The Board of Directors unanimously recommends that Stockholders vote “FOR” this Proposal.
PROPOSAL NO. 4
APPOINTMENT OF ACCOUNTANTS
      The Audit Committee of the Board of Directors considers it desirable that its appointment of the firm of Grant Thornton LLP (Grant Thornton) as independent registered public accounting firm of the Company for fiscal year 2006 be ratified by the Stockholders. Grant Thornton has been the Company’s accountants since the Spring of 2002. Representatives of Grant Thornton will be present at the Annual Meeting, will be given an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from the Stockholders.
      The Board of Directors recommends a vote “FOR” ratification of the appointment of Grant Thornton and the enclosed proxy will be so voted unless a vote against the proposal or an abstention is specifically indicated.
Audit Fees
      In fiscal years 2005 and 2004, Grant Thornton billed Versar $143,170 and $123,550, respectively, for quarterly reviews and the annual fiscal year audit.
Audit-Related Fees
      Grant Thornton billed Versar $2,175 in fiscal year 2005 and $7,252 in fiscal year 2004 for audit-related fees for assurance and related services for attending Audit Committee Meetings.
Tax Fees
      In fiscal years 2005 and 2004, Grant Thornton billed Versar $39,965 and $31,718 respectively, for federal and state tax compliance services.
All Other Fees
      In fiscal year 2005 and 2004, Versar was billed $21,400 and $18,230 respectively, by Grant Thornton for audits of benefit plans and review of an assistance with response to comments of the staff of the Securities and Exchange Commission to periodic filings. In fiscal year 2005, Grant Thornton also audited the SMC Pension Plan, the benefit plan of a discontinued operation of Versar, for a fee of $21,795.

      The Audit Committee has adopted a comprehensive pre-approval policy for services by its registered public accounting firm. All services by Grant Thornton rendered in fiscal year 2005 received prior approval by the Audit Committee. The Committee expects that all such services for fiscal year 2006 will subject to pre-approval by the Audit Committee.
2006 ANNUAL MEETING
      It is presently contemplated that the 2006 Annual Meeting of Stockholders will be held on or about November 15, 2006. In order for any appropriate stockholder proposal to be considered for inclusion in the proxy materials for the 2006 Annual Meeting of Stockholders, it must be received by the Secretary of the Company no later than June 12, 2006, by certified mail, return receipt requested and must comply with applicable federal proxy rules. A proposal submitted for consideration at the 2006 Annual Meeting of Stockholders subsequent to June 15, 2006 shall be considered untimely and will not be included in the Company’s proxy materials. Further, any proposals for which the Company does not receive notice on or before August 26, 2006 shall be subject to the discretionary vote of the proxy holders at the 2006 Annual Meeting of Stockholders.
OTHER MATTERS
      As of the date of this Proxy Statement, management of the Company has no knowledge of any matters to be presented for consideration at the Annual Meeting other than those referred to above. If any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote such proxy, to the extent entitled, in accordance with their best judgment.

By Order of the Board of Directors,

James C. Dobbs
Secretary
October 10, 2005

Appendix A
VERSAR INC.
2005 EMPLOYEE STOCK PURCHASE PLAN
as amended and restated September 7, 2005
effective January 1, 2005

VERSAR, INC.
2005 EMPLOYEE STOCK PURCHASE PLAN
      The following constitute the provisions of the 2005 Employee Stock Purchase Plan of Versar, Inc., as amended and restated September 7, 2005 effective January 1, 2005.
      (1) Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Shares of the Company. It is the intention, but not the obligation, of the Company to have the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.
      (2) Definitions.

(1) “Administrator” means (i) any person or committee to whom the Board delegates administrative discretion under the Plan, and (ii) the Board, which may exercise any and all administrative powers associated with the Plan.

(2) “Board” means the Board of Directors of the Company.

(3) “Code” means the Internal Revenue Code of 1986, as amended.

(4) “Common Shares” means shares of common stock, par value $.01 per share, of the Company.

(5) “Company” means Versar, Inc., a Delaware corporation.

(f) “Compensation” means the sums of the types and amounts of compensation determined from time to time by the Administrator in its sole discretion to be eligible to be taken into account under the Plan, provided that no such determination shall include or exclude any type or amount of compensation contrary to the requirements of Section 423 of the Code, including the equal treatment of participants having the same employer corporation.

(g) “Continuous Status as an Employee” means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company and its Designated Subsidiaries.

(h) “Contributions” means all amounts credited to the account of a participant pursuant to the Plan.

(i) “Corporate Transaction” means a sale of all or substantially all of the Company’s assets, or a merger, consolidation, or other capital reorganization of the Company with or into another corporation, or any other transaction or series of related transactions in which the Company’s shareholders immediately prior thereto own less than 50% of the voting shares of beneficial interest of the Company (or its successor or parent) immediately thereafter.

(j) “Designated Subsidiaries” means the Subsidiaries (or other entities with respect to sub-plans established under Section 19(d) hereof) that have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

(k) “Employee” means any person, including an Officer, whom the Company or one of its Designated Subsidiaries classifies as an employee for payroll tax purposes and who (i) is customarily employed by the Company or one of its Designated Subsidiaries for at least 20 hours per week, (ii) is customarily employed by the Company or one of its Designated Subsidiaries for more than five months in a calendar year, and (iii) has been employed by the Company or one of its Designated Subsidiaries for at least six (6) months.

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(l) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m) “Offering Date” means the first business day of each Purchase Period of the Plan.

(n) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(o) “Plan” means this 2005 Employee Stock Purchase Plan.

(p) “Purchase Date” means the last day of each Purchase Period of the Plan, provided, however, that if such date is not a business day, the “Purchase Date” shall mean the immediately preceding business day.

(q) “Purchase Period” means a period of one calendar month (or such other period of up to 27 consecutive months that the Administrator may determine in its sole discretion before an Offering Date), except for the first Purchase Period set forth in Section 4(b).

(r) “Purchase Price” means with respect to a Purchase Period an amount equal to 90% of the Fair Market Value (as defined in Section 7(b) below) of a Share on the Purchase Date; provided, however, that the Administrator may before any Offering Date establish a different formula for determining the Purchase Price so long as the formula does not result in a lower Purchase Price than is allowable under Section 423(b)(6) of the Code.

(s) “Share” means one Common Share, as adjusted in accordance with Section 18 of the Plan.

(t) “Subsidiary” means a corporation (or an unincorporated entity of which the Company is a co-employer of its employees), domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.
      (3) Eligibility.

(1) Any person who is an Employee as of the date 30 days before the Offering Date of a given Purchase Period shall be eligible to participate in such Purchase Period under the Plan, subject to the requirements of Section 5(a) and the limitations imposed by Section 423(b) of the Code; provided however that eligible Employees may not participate in more than one Purchase Period at a time.

(2) Any provisions of the Plan to the contrary notwithstanding other than Section 3(c), no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own shares of beneficial ownership of the Company and/or hold outstanding options to purchase Shares possessing five percent (5%) or more of the total combined voting power or value of all classes of Shares of the Company or shares of common stock of any Subsidiary of the Company, or (ii) if such option would permit his or her rights to purchase Shares under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate that exceeds Twenty-Five Thousand Dollars ($25,000) of the Fair Market Value (as defined in Section 7(b) below) of such Shares (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

(3) Company directors, independent contractors (the meaning of such terms to be determined by the Administrator in its sole discretion), employees of affiliates of the Company that are not corporate Subsidiaries, and Employees who are ineligible to participate pursuant to Section 3(b)(i) above may, in the sole discretion of the Administrator, be eligible to participate in any Company sub-plan or sub-plans that the Administrator may establish in accordance with Section 19(d) below.
      (4) Purchase Periods. Purchase Periods shall generally commence on the first day of each calendar month (e.g., January 1, February 1, March 1) and shall end on the last day of the calendar month in which the Purchase Period begins. The Administrator shall have the discretion to establish the first Purchase Period as commencing on or after the effective date determined in Section 22 below. The Administrator shall have the

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power to change the duration and/or frequency of Purchase Periods with respect to future purchases without stockholder approval, provided that the Administrator shall announce any such change at least fifteen (15) days prior to the scheduled beginning of the first Purchase Period to be affected.
      (5) Participation.

(1) An eligible Employee may become a participant in the Plan by completing a subscription agreement on the form provided by the Company and filing it with the Company’s Human Resources Department or the stock brokerage or other financial services firms designated or approved by the Administrator from time to time (each, a “Designated Broker”) prior to the applicable Offering Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given Purchase Period. The subscription agreement shall set forth the percentage of the participant’s Compensation (subject to Section 6(a) below) to be paid as Contributions pursuant to the Plan.

(2) Payroll deductions shall commence on the first full payroll following the Offering Date and shall end on the last payroll paid on or prior to the last Purchase Period to which the subscription agreement is applicable, unless sooner terminated by the participant as provided in Section 10.

(3) A participant’s subscription agreement shall remain in effect for successive Purchase Periods unless modified as provided in Section 6 or terminated as provided in Section 10.
      (6) Method of Payment of Contributions.

(1) A participant shall elect to have payroll deductions made on each payday during the Purchase Period in an amount not less than one percent (1%) and not more than twenty-five percent (25%) (or such other percentage as the Administrator may establish from time to time before an Offering Date) of such participant’s Compensation on each payday during the Purchase Period. All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

(2) A participant may discontinue his or her participation in the Plan as provided in Section 10, and may increase or decrease the rate of his or her Contributions with respect to the Purchase Period only in accordance with rules that the Administrator establishes before the Offering begins. Any change in rate shall be effective as of the beginning of the next calendar month following the date of filing of the new subscription agreement, if the agreement is filed at least ten (10) business days prior to such date and, if not, as of the beginning of the next succeeding calendar month.

(3) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a participant’s payroll deductions may be decreased during any Purchase Period scheduled to end during the current calendar year to 0%. Payroll deductions shall re-commence at the rate provided in such participant’s subscription agreement at the beginning of the first Purchase Period that is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10.
      (7) Grant of Option.

(1) On the Offering Date of each Purchase Period, each eligible Employee participating in such Purchase Period shall be granted an option to purchase on the Purchase Date for the Purchase Period a number of Shares determined by dividing such Employee’s Contributions accumulated prior to such Purchase Date and retained in the participant’s account as of the Purchase Date by the applicable Purchase Price; provided however that the maximum number of Shares an Employee may purchase during each Purchase Period shall be 500 Shares (subject to any adjustment pursuant to Section 18 below, as well as to such other number of Shares as the Administrator may establish from time to time before an Offering Date), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 13.

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(2) The fair market value of the Company’s Common Shares on a given date (the “Fair Market Value”) shall be —

(i) the closing sales price of the Common Shares for such date (or, in the event that the Common Shares are not traded on such date, on the immediately preceding trading date), as reported by the New York Stock Exchange or the American Stock Exchange, or, if such price is not reported, then on the nearest preceding trading day during which a sale occurred; or

(ii) if such stock is not traded on either exchange but is quoted on NASDAQ or a successor quotation system (A) the last sales price (if the stock is then listed as a National Market Issue under The Nasdaq National Market System) or (B) the mean of the bid and asked prices per-share of the Common Shares as reported by the NASDAQ or successor or,

(iii) in the event the Common Shares are not listed on a stock exchange or quoted on NASDAQ but is otherwise traded in the over-the-counter market, the Fair Market Value per share shall be the mean between the most recent representative bid and asked prices; or

(iv) if subsections (i)-(iii) do not apply, the fair market value established in good faith by the Board.
      (8) Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10, his or her option for the purchase of Shares will be exercised automatically on each Purchase Date of a Purchase Period, and the maximum number of full Shares subject to the option will be purchased at the applicable Purchase Price with the accumulated Contributions in his or her account. No fractional Shares shall be sold or issued pursuant to the Plan. Any payroll deductions accumulated in a participant’s account that are not sufficient to purchase a full Share shall be retained in the participant’s account for the subsequent Purchase Period, subject to earlier withdrawal by the participant as provided in Section 10 below. Any other amounts left over in a participant’s account after a Purchase Date shall be returned to the participant. The Shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Purchase Date. During his or her lifetime, a participant’s option to purchase Shares hereunder is exercisable only by him or her.
      (9) Delivery. As promptly as practicable after each Purchase Date of each Purchase Period, the number of Shares purchased by each participant upon exercise of his or her option shall be deposited into an account established in the participant’s name with a Designated Broker.
      (10) Voluntary Withdrawal; Termination of Employment.

(1) A participant may withdraw all but not less than all the Contributions credited to his or her account under the Plan at any time prior to each Purchase Date by giving written notice to the Company or the Designated Broker,in the form and manner as directed by the Company, at least five (5) days prior to the Purchase Date. All of the participant’s Contributions credited to his or her account will be paid to him or her promptly after receipt of his or her notice of withdrawal and his or her option for the current period will be automatically terminated, and no further Contributions for the purchase of Shares will be made during the Purchase Period.

(2) Upon termination of the participant’s Continuous Status as an Employee prior to the Purchase Date of a Purchase Period for any reason, including retirement or death, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 13, and his or her option will be automatically terminated. A participant will have up to 30 days to transfer, to himself, to a designated beneficiary, or to a designated broker, any Shares that the Company or the Designated Broker holds for the benefit of the Participant (using a form that the Administrator provides). If within 30 days, the participant’s Shares are not transferred, the Administrator may, but shall not be obligated to, issue and mail a stock certificate for the Shares to the participant.

(3) In the event an Employee fails to remain in Continuous Status as an Employee of the Company for at least twenty (20) hours per week during the Purchase Period in which the employee is a

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participant, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account will be returned to him or her and his or her option terminated.

(4) A participant’s withdrawal from a Purchase Period will result in his or her becoming ineligible to participate in any Purchase Periods beginning within the next 12 months ( as well as being ineligible for the same period to participate in any succeeding employee stock purchase plan or any similar plan which may hereafter be adopted by the Company and for which such participant is otherwise eligible). If a participant withdraws from a Purchase Period, payroll deductions shall not resume at the beginning of any succeeding Purchase Period for which the participant is eligible to enroll unless the participant delivers a new subscription agreement to the Company.

      (11) Interest. No interest shall accrue on the Contributions of a participant in the Plan.
      (12) Shares.

(1) The Designated Broker shall purchase all Shares on the open market; provided, however, that the number of Shares purchased pursuant to the Plan shall not exceed one million (1,000,000) (to be automatically adjusted to reflect any increase or decrease in the number of issued Shares resulting from any stock-split, reverse stock-split, stock dividend, combination, recapitalization, reclassification or other similar transaction effected without the receipt of consideration by the Company). To the extent the Purchase Price for Shares is below Fair Market Value for any Purchase Period, the Company shall pay the Designated Broker such amounts as are necessary to subsidize the Purchase Price for Shares purchased on the open market.

(2) The participant shall have no interest (including no right to receive any dividends) or voting right in Shares covered by his or her option until such option has been exercised.

(3) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or, if directed by the participant in writing, in the name of the participant and his or her spouse.
      13. Administration. The Administrator shall supervise and administer the Plan, and shall have full and exclusive discretionary authority to construe, interpret, and apply the terms of the Plan, to determine eligibility, to adjudicate all disputed claims under the Plan, to adopt, amend and rescind any rules deemed appropriate for the administration of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. Every finding, decision, and determination made by the Administrator shall, to the full extent permitted by law, be final and binding upon all parties. No person acting individually or jointly as the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any participant.
      14. Designation of Beneficiary.

(a) A participant may designate a beneficiary who is to receive any Shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to the end of a Purchase Period but prior to delivery to him or her of such Shares and cash. In addition, a participant may designate a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such participant’s death prior to the Purchase Date. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective. Beneficiary designations under this Section 14(a) shall be made in the form and in the manner as directed by the Company’s Human Resources Department.

(b) Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by written notice in accordance with Section 14(a). In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and/or cash

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to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

      15. Transferability. Neither Contributions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 14) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.
      16. Use of Funds. All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.
      17. Reports. Individual recordkeeping accounts will be maintained for each participant in the Plan. Statements of account will be provided to participating Employees at least annually by the Designated Broker, which statements will set forth the amounts of Contributions, the per Share Purchase Price, the number of Shares purchased, and the remaining cash balance, if any.
      18. Adjustments Upon Corporate Transactions. In the event of a proposed dissolution or liquidation of the Company, any Purchase Period then in progress will terminate immediately prior to the consummation of such action, unless otherwise provided by the Board. In the event of a Corporate Transaction, each option outstanding under the Plan shall be assumed or an equivalent option shall be substituted by the successor corporation or a parent or Subsidiary of such successor corporation. In the event that the successor corporation refuses to assume or substitute for outstanding options, each Purchase Period then in progress shall be shortened and a new Purchase Date shall be set (the “New Purchase Date”), as of which date any Purchase Period then in progress will terminate. The New Purchase Date shall be on or before the date of consummation of the transaction and the Board shall notify each participant in writing, at least ten (10) days prior to the New Purchase Date, that the Purchase Date for his or her option has been changed to the New Purchase Date and that his or her option will be exercised automatically on the New Purchase Date, unless prior to such date he or she has withdrawn from the Purchase Period as provided in Section 10.
      For purposes of this Section 18, an option granted under the Plan shall be deemed to be assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction, each holder of an option under the Plan would be entitled to receive upon exercise of the option the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to the transaction, the holder of the number of Shares covered by the option at such time (after giving effect to any adjustments in the number of Shares covered by the option as provided for in this Section 18); provided, however, that if the consideration received in the transaction is not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per Share consideration received by holders of Common Shares in the transaction.
      The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per Common Share covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings, or other increases or reductions of its outstanding Common Shares, and in the event of the Company’s being consolidated with or merged into any other corporation.
      19. Amendment or Termination.

(a) The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18, no such termination of the Plan may affect options previously granted, provided that the Plan or a Purchase Period may be terminated by the Board on a Purchase Date or by the Board’s setting a new Purchase Date with respect to a Purchase Period then in progress if the Board determines

6

that termination of the Plan and/or the Purchase Period is in the best interests of the Company and the shareholders, or if continuation of the Plan and/or the Purchase Period would cause the Company to incur adverse accounting charges as a result of a change after the effective date of the Plan in the generally accepted accounting rules applicable to the Plan. Except as provided in Section 18 and in this Section 19, no amendment to the Plan shall make any change in any option previously granted that adversely affects the rights of any participant. In addition, to the extent the Administrator considers it appropriate to conform the Plan with Rule 16b-3 under the Exchange Act, Section 423 of the Code, or any other applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval in such a manner and to such a degree as so required.

(b) Without shareholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Board (or its committee) shall be entitled to change the Purchase Periods, to limit the frequency and/or number of changes in the amount withheld during a Purchase Period, to establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, to permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, to establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Shares for each participant properly correspond with amounts withheld from the participant’s Compensation, and to establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable that are consistent with the Plan.

(c) The Company may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Company specifically authorizes the Administrator to adopt rules and procedures regarding handling of payroll deductions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of stock certificates which vary with local requirements.

(d) The Administrator may also adopt sub-plans applicable to particular Subsidiaries, or locations, which sub-plans may be designed to be outside the scope of Code Section 423. The rules of such sub-plans may take precedence over other provisions of this Plan, but unless otherwise superseded by the specific terms of such sub-plan, the provisions of this Plan shall govern the operation of such sub-plan. In addition, the Administrator may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Company is specifically authorized to adopt rules and procedures regarding handling of payroll deductions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of stock certificates which vary with local requirements.

      20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.
      21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.
      As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.
      22. Term of Plan; Effective Date. The Plan, as amended and restated herein became effective on January 1, 2005, subject to its approval in 2005 by a vote of a majority of the votes cast at a duly held annual

7

meeting of the Company’s shareholders (or by such other shareholder vote that the Administrator determines to be sufficient for the issuance of Shares or stock options according to the Company’s governing documents and applicable state law). The Plan shall continue in effect until December 31, 2014, unless sooner terminated under Section 19.
      23. Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of Shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the Shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.
      24. Notice of Disqualifying Dispositions. By electing to participate in the Plan, each participant agrees to notify the Company in writing immediately after the participant sells, transfers or otherwise disposes of any Shares acquired under the Plan, if such disposition occurs within the earlier of (i) two (2) years of the Offering Date, or (ii) one (1) year of the Purchase Date, associated with such Shares. Each participant further agrees to provide any information about a disposition of Shares as may be requested by the Company to assist it in complying with any applicable tax laws.
      25. Withholding of Taxes. Each participant must make adequate provision for all applicable federal, state, or other tax withholding obligations which may arise upon the exercise of any option or the disposition of any Shares.
      26. No Employment Rights. The Plan does not create, directly or indirectly, any right for the benefit of any employee or class of employees to purchase any Shares from the Company (other than as expressly provided in, and subject to the terms and conditions of, the Plan), or create in any employee or class of employees any right with respect to continuation of employment by the Company or any Subsidiary, and it shall not be deemed to interfere in any way with the Company’s or any Subsidiary’s right to terminate, or otherwise modify, an employee’s employment at any time.
      27. Offsets. To the extent permitted by law, the Company shall have the absolute right to withhold any amounts payable to any participant under the terms of the Plan to the extent of any amount owed for any reason by such participant to the Company or any Subsidiary and to set off and apply the amounts so withheld to payment of any such amount owed to the Company or any Subsidiary, whether or not such amount shall then be immediately due and payable and in such order or priority as among such amounts owed as the Board or its committee, in its sole discretion, shall determine.
      28. Captions. The captions of the sections and paragraphs of this Plan have been inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provision of the Plan. References to sections herein are to the specified sections of this Plan unless another reference is specifically stated. Wherever used herein, a singular number shall be deemed to include the plural unless a different meaning is required by the context.
      29. Governing Law. The internal laws of the Commonwealth of Virginia shall govern all matters relating to this Plan except to the extent superseded by the laws of the United States.

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EXHIBIT A
VERSAR INC.
2005 EMPLOYEE STOCK PURCHASE PLAN
SUBSCRIPTION AGREEMENT

------ Original Application	Enrollment Date:
------ Change in Payroll Deduction Rate
------ Change of Beneficiary(ies)
      1.                                                                   hereby elects to participate in the Versar Inc. 2005 Employee Stock Purchase Plan (the “2005 Employee Stock Purchase Plan”), and subscribes to purchase Common Shares of the Company in accordance with this Subscription Agreement and the 2005 Employee Stock Purchase Plan.
      2. I hereby authorize payroll deductions from each paycheck in the amount of                % of my Compensation on each payday (not to exceed 25%) during the Purchase Period in accordance with the 2005 Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)
      3. I understand that said payroll deductions shall be accumulated for the purchase of Common Shares at the applicable Purchase Price determined in accordance with the 2005 Employee Stock Purchase Plan. I understand that if I do not withdraw from an Purchase Period, any accumulated payroll deductions will be used to automatically exercise my option.
      4. I have received a copy of the complete “2005 Employee Stock Purchase Plan.” I understand that my participation in the 2005 Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that the grant of the option by the Company under this Subscription Agreement may be subject to obtaining stockholder approval of the 2005 Employee Stock Purchase Plan.
      5. Shares purchased for me under the 2005 Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse Only):
                                                                                                    .
      6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Purchase Period during which I purchased such shares), I will be treated for Federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares.
      I HEREBY AGREE TO NOTIFY THE COMPANY IN WRITING WITHIN 30 DAYS AFTER THE DATE OF ANY DISPOSITION OF SHARES AND I WILL MAKE ADEQUATE PROVISION FOR FEDERAL, STATE OR OTHER TAX WITHHOLDING OBLIGATIONS, IF ANY, WHICH ARISE UPON THE DISPOSITION OF THE COMMON STOCK. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Shares by me. If I dispose of such shares at any time after the expiration of the 2-year holding period, I understand that I will be treated for Federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 10% of the fair market value of the shares on the last day of the Purchase Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain. I UNDERSTAND THAT NOTHING IN THIS AGREEMENT CONSTITUTES TAX ADVICE, AND I ACKNOWLEDGE THAT THE COMPANY HAS ENCOURAGED ME TO CONSULT MY OWN TAX ADVISOR WITH REGARD TO THE TAX CONSEQUENCES OF PARTICIPATING IN THE 2005 EMPLOYEE STOCK PURCHASE PLAN.

A-1

      7. I hereby agree to be bound by the terms of the 2005 Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the 2005 Employee Stock Purchase Plan.
      8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and Shares due me under the 2005 Employee Stock Purchase Plan:

NAME:
(First) (Middle) (Last)

Relationship

(Address)

NAME:
(First) (Middle) (Last)

Relationship

(Address)
      I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE PURCHASE PERIODS UNLESS TERMINATED BY ME AND CONFIRM THAT THE FOLLOWING INFORMATION IS TRUE AND CORRECT.

Employee’s Social
Security Number:

Employee’s Address:

Dated:	Signature of Employee

Spouse’s Signature (If beneficiary other than spouse)

A-2

EXHIBIT B
2005 EMPLOYEE STOCK PURCHASE PLAN
NOTICE OF WITHDRAWAL
      The undersigned participant in the Purchase Period of the Versar Inc. 2005 Employee Stock Purchase Plan which began on                     , 20          (the “Enrollment Date”) hereby notifies the Company that he or she hereby withdraws from the participation in the 2005 Employee Stock Purchase Plan for the Purchase Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Purchase Period. The undersigned understands and agrees that his or her option for such Purchase Period will be automatically terminated.
      The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Purchase Period and the undersigned shall be eligible to participate in succeeding Purchase Periods only by delivering to the Company a new Subscription Agreement for a Purchase Period beginning at least one year after the date of this withdrawal.

Name and Address of Participant:

Signature:

Date:

B-1

Appendix B
VERSAR, INC.
2005 STOCK INCENTIVE PLAN
As approved by the Board of Directors on
September 7, 2005 and by the stockholders on
                                          ,

VERSAR, INC.
2005 STOCK INCENTIVE PLAN
      1. Establishment, Purpose, and Types of Awards. Versar, Inc. (the “Company”) hereby establishes this equity-based incentive compensation plan to be known as the “Versar, Inc. 2005 Stock Incentive Plan” (hereinafter referred to as the “Plan”), in order to provide incentives and awards to select employees and directors of the Company and its Affiliates.
      The Plan permits the granting of the following types of awards (“Awards”), according to the Sections of the Plan listed here:

Section 6	Options
Section 7	Share Appreciation Rights
Section 8	Restricted Shares and Restricted Share Units
Section 9	Deferred Share Units
Section 10	Performance Awards
      The Plan is not intended to affect and shall not affect any stock options, equity-based compensation, or other benefits that the Company or its Affiliates may have provided, or may separately provide in the future pursuant to any agreement, plan, or program that is independent of this Plan.
      2. Defined Terms. Terms in the Plan that begin with an initial capital letter have the defined meaning set forth in Appendix A, unless defined elsewhere in this Plan or the context of their use clearly indicates a different meaning.
      3. Shares Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum number of Shares that the Company may issue for all Awards is 400,000 Shares, subject to the limitation set forth in Section 5(c). For all Awards, the Shares issued pursuant to the Plan may be authorized but unissued Shares, or Shares that the Company has reacquired or otherwise holds in treasury.
      Shares that are subject to an Award that for any reason expires, is forfeited, is cancelled, or becomes unexercisable, and Shares that are for any other reason not paid or delivered under the Plan shall again, except to the extent prohibited by Applicable Law, be available for subsequent Awards under the Plan. Notwithstanding the foregoing, but subject to adjustments pursuant to Section 13 below, the number of Shares that are available for ISO Awards shall be determined, to the extent required under applicable tax laws, by reducing the number of Shares designated in the preceding paragraph by the number of Shares issued pursuant to Awards, provided that any Shares that are issued under the Plan and forfeited back to the Plan shall be available for issuance pursuant to future ISO Awards.
      4. Administration.

(a) General. The Committee shall administer the Plan in accordance with its terms, provided that the Board may act in lieu of the Committee on any matter. The Committee shall hold meetings at such times and places as it may determine and shall make such rules and regulations for the conduct of its business as it deems advisable. In the absence of a duly appointed Committee or if the Board otherwise chooses to act in lieu of the Committee, the Board shall function as the Committee for all purposes of the Plan.

(b) Committee Composition. The Board shall appoint the members of the Committee. If and to the extent permitted by Applicable Law, the Committee may authorize one or more Reporting Persons (or other officers) to make Awards to Eligible Persons who are not Reporting Persons (or other officers whom the Committee has specifically authorized to make Awards). The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without Cause, and fill vacancies on the Committee however caused.

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(c) Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have the authority, in its sole discretion:

(i) to determine Eligible Persons to whom Awards shall be granted from time to time and the number of Shares, units, or SARs to be covered by each Award;

(ii) to determine, from time to time, the Fair Market Value of Shares;

(iii) to determine, and to set forth in Award Agreements, the terms and conditions of all Awards, including any applicable exercise or purchase price, the installments and conditions under which an Award shall become vested (which may be based on performance), terminated, expired, cancelled, or replaced, and the circumstances for vesting acceleration or waiver of forfeiture restrictions, and other restrictions and limitations;

(iv) to approve the forms of Award Agreements and all other documents, notices and certificates in connection therewith which need not be identical either as to type of Award or among Participants;

(v) to construe and interpret the terms of the Plan and any Award Agreement, to determine the meaning of their terms, and to prescribe, amend, and rescind rules and procedures relating to the Plan and its administration;

(vi) in order to fulfill the purposes of the Plan and without amending the Plan, modify, cancel, or waive the Company’s rights with respect to any Awards, to adjust or to modify Award Agreements for changes in Applicable Law, and to recognize differences in foreign law, tax policies, or customs; and

(vii) to make all other interpretations and to take all other actions that the Committee may consider necessary or advisable to administer the Plan or to effectuate its purposes.

Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Reporting Persons, officers, or Employees of the Company or its Affiliates.

(d) Deference to Committee Determinations. The Committee shall have the discretion to interpret or construe ambiguous, unclear, or implied (but omitted) terms in any fashion it deems to be appropriate in its sole discretion, and to make any findings of fact needed in the administration of the Plan or Award Agreements. The Committee’s prior exercise of its discretionary authority shall not obligate it to exercise its authority in a like fashion thereafter. The Committee’s interpretation and construction of any provision of the Plan, or of any Award or Award Agreement, shall be final, binding, and conclusive. The validity of any such interpretation, construction, decision or finding of fact shall not be given de novo review if challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly arbitrary or capricious.

(e) No Liability; Indemnification. Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan, any Award or any Award Agreement. The Company and its Affiliates shall pay or reimburse any member of the Committee, as well as any Director, Employee, or Consultant who takes action in connection with the Plan, for all expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney’s fees) arising out of their good faith performance of duties under the Plan. The Company and its Affiliates may obtain liability insurance for this purpose.
      5. Eligibility.

(a) General Rule. The Committee may grant ISOs only to Employees (including officers who are Employees) of the Company or an Affiliate that is a “parent corporation” or “subsidiary corporation” within the meaning of Section 424 of the Code, and may grant all other Awards to any Eligible Person. A

2

Participant who has been granted an Award may be granted an additional Award or Awards if the Committee shall so determine, if such person is otherwise an Eligible Person and if otherwise in accordance with the terms of the Plan.

(b) Grant of Awards. Subject to the express provisions of the Plan, the Committee shall determine from the class of Eligible Persons those individuals to whom Awards under the Plan may be granted, the number of Shares subject to each Award, the price (if any) to be paid for the Shares or the Award and, in the case of Performance Awards, in addition to the matters addressed in Section 10 below, the specific objectives, goals and performance criteria that further define the Performance Award. Each Award shall be evidenced by an Award Agreement signed by the Company and, if required by the Committee, by the Participant. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee.

(c) Limits on Awards. During the term of the Plan, no single Participant may receive Awards that in the aggregate relate to more than 100,000 Shares. The Committee will adjust this limitation pursuant to Section 13 below.

(d) Replacement Awards. Subject to Applicable Laws (including any associated Stockholder approval requirements), the Committee may, in its sole discretion and upon such terms as it deems appropriate, require as a condition of the grant of an Award to a Participant that the Participant surrender for cancellation some or all of the Awards that have previously been granted to the Participant under this Plan or otherwise. An Award that is conditioned upon such surrender may or may not be the same type of Award, may cover the same (or a lesser or greater) number of Shares as such surrendered Award, may have other terms that are determined without regard to the terms or conditions of such surrendered Award, and may contain any other terms that the Committee deems appropriate. In the case of Options, these other terms may not involve an Exercise Price that is lower than the Exercise Price of the surrendered Option unless the Company’s stockholders approve the grant itself or the program under which the grant is made pursuant to the Plan.

      6. Option Awards.

(a) Types; Documentation. The Committee may in its discretion grant ISOs to any Employee and Non-ISOs to any Eligible Person, and shall evidence any such grants in an Award Agreement that is delivered to the Participant. Each Option shall be designated in the Award Agreement as an ISO or a Non-ISO, and the same Award Agreement may grant both types of Options. At the sole discretion of the Committee, any Option may be exercisable, in whole or in part, immediately upon the grant thereof, or only after the occurrence of a specified event, or only in installments, which installments may vary. Options granted under the Plan may contain such terms and provisions not inconsistent with the Plan that the Committee shall deem advisable in its sole and absolute discretion.

(b) ISO $100,000 Limitation. To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as ISOs first become exercisable by a Participant in any calendar year (under this Plan and any other plan of the Company or any Affiliate) exceeds $100,000, such excess Options shall be treated as Non-ISOs. For purposes of determining whether the $100,000 limit is exceeded, the Fair Market Value of the Shares subject to an ISO shall be determined as of the Grant Date. In reducing the number of Options treated as ISOs to meet the $100,000 limit, the most recently granted Options shall be reduced first. In the event that Section 422 of the Code is amended to alter the limitation set forth therein, the limitation of this Section 6(b) shall be automatically adjusted accordingly.

(c) Term of Options. Each Award Agreement shall specify a term at the end of which the Option automatically expires, subject to earlier termination provisions contained in Section 6(h) hereof; provided, that, the term of any Option may not exceed ten years from the Grant Date; provided that the term of any ISO granted to an Employee who is a Ten Percent Holder on the Grant Date shall not exceed five years from the Grant Date.

3

(d) Exercise Price. The exercise price of an Option shall be determined by the Committee in its discretion and shall be set forth in the Award Agreement, provided that (i) if an ISO is granted to an Employee who on the Grant Date is a Ten Percent Holder, the per Share exercise price shall not be less than 110% of the Fair Market Value per Share on the Grant Date, and (ii) for all other Options, such per Share exercise price shall not be less than 100% of the Fair Market Value per Share on the Grant Date. Neither the Company nor the Committee shall, without stockholder approval, allow for a repricing of Options within the meaning of the federal securities laws and the rules and regulations of the American Stock Exchange.

(e) Exercise of Option. The Committee shall in its sole discretion determine the times, circumstances, and conditions under which an Option shall be exercisable, and shall set them forth in the Award Agreement. The Committee shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any such leave approved by the Company.

(f) Minimum Exercise Requirements. An Option may not be exercised for a fraction of a Share. The Committee may require in an Award Agreement that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent a Participant from purchasing the full number of Shares as to which the Option is then exercisable.

(g) Methods of Exercise. Prior to its expiration pursuant to the terms of the applicable Award Agreement, and subject to the times, circumstances and conditions for exercise contained in the applicable Award Agreement, each Option may be exercised, in whole or in part (provided that the Company shall not be required to issue fractional shares), by delivery of written notice of exercise to the secretary of the Company accompanied by the full exercise price of the Shares being purchased. In the case of an ISO, the Committee shall determine the acceptable methods of payment on the Grant Date and shall include such methods in the applicable Award Agreement. The methods of payment that the Committee may in its discretion accept or commit to accept in an Award Agreement include:

(i) cash or check payable to the Company (in U.S. dollars);

(ii) other Shares that (A) are owned by the Participant who is purchasing Shares pursuant to an Option, (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is being exercised, (C) were not acquired by such Participant pursuant to the exercise of an Option, unless such Shares have been owned by such Participant for at least six months or such other period as the Committee may determine, (D) are all, at the time of such surrender, free and clear of any and all claims, pledges, liens and encumbrances, or any restrictions which would in any manner restrict the transfer of such shares to or by the Company (other than such restrictions as may have existed prior to an issuance of such Shares by the Company to such Participant), and (E) are duly endorsed for transfer to the Company;

(iii) a cashless exercise program that the Committee may approve, from time to time in its discretion, pursuant to which a Participant may concurrently provide irrevocable instructions (A) to such Participant’s broker or dealer to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price of the Option plus all applicable taxes required to be withheld by the Company by reason of such exercise, and (B) to the Company to deliver the certificates for the purchased Shares directly to such broker or dealer in order to complete the sale;

(iv) a promissory note in a principal amount equal to the exercise price and otherwise in a form and with such terms as are approved by the Committee or cancellation of other indebtedness, provided no executive officer or director of the Company shall be permitted to pay any portion of an Option exercise price by issuance of a promissory note; or

(v) any combination of the foregoing methods of payment.

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The Company shall not be required to deliver Shares pursuant to the exercise of an Option until payment of the full exercise price therefore is received by the Company.

(h) Termination of Continuous Service. The Committee may establish and set forth in the applicable Award Agreement the terms and conditions on which an Option shall remain exercisable, if at all, following termination of a Participant’s Continuous Service. The Committee may waive or modify these provisions at any time. To the extent that a Participant is not entitled to exercise an Option at the date of his or her termination of Continuous Service, or if the Participant (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Award Agreement or below (as applicable), the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan and become available for future Awards. In no event may any Option be exercised after the expiration of the Option term as set forth in the Award Agreement.

The following provisions shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an Option shall terminate when there is a termination of a Participant’s Continuous Service:

(i) Termination other than Upon Disability, Death or Retirement or for Cause. In the event of termination of a Participant’s Continuous Service (other than as a result of Participant’s death, disability, retirement or termination for Cause), the Participant shall have the right to exercise an Option at any time within 90 days following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

(ii) Disability. In the event of termination of a Participant’s Continuous Service as a result of his or her being Disabled, the Participant shall have the right to exercise an Option at any time within one year following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

(iii) Retirement. In the event of termination of a Participant’s Continuous Service as a result of Participant’s retirement, the Participant shall have the right to exercise the Option at any time within six months following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

(iv) Death. In the event of the death of a Participant during the period of Continuous Service since the Grant Date of an Option, or within thirty days following termination of the Participant’s Continuous Service, the Option may be exercised, at any time within one year following the date of the Participant’s death, by the Participant’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the right to exercise the Option had vested at the date of death or, if earlier, the date the Participant’s Continuous Service terminated.

(v) Cause. If the Committee determines that a Participant’s Continuous Service terminated due to Cause, the Participant shall immediately forfeit the right to exercise any Option, and it shall be considered immediately null and void.

(i) Reverse Vesting. The Committee in its sole and absolute discretion may allow a Participant to exercise unvested Options, in which case the Shares then issued shall be Restricted Shares having analogous vesting restrictions to the unvested Options.

7.	Share Appreciate Rights (SARS).

(a) Grants. The Committee may in its discretion grant Share Appreciation Rights to any Eligible Person, in any of the following forms:

(i) SARs related to Options. The Committee may grant SARs either concurrently with the grant of an Option or with respect to an outstanding Option, in which case the SAR shall extend to all or a portion of the Shares covered by the related Option. An SAR shall entitle the Participant

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who holds the related Option, upon exercise of the SAR and surrender of the related Option, or portion thereof, to the extent the SAR and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 7(e) below. Any SAR granted in connection with an ISO will contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder.

(ii) SARs Independent of Options. The Committee may grant SARs which are independent of any Option subject to such conditions as the Committee may in its discretion determine, which conditions will be set forth in the applicable Award Agreement.

(iii) Limited SARs. The Committee may grant SARs exercisable only upon or in respect of a Change in Control or any other specified event, and such limited SARs may relate to or operate in tandem or combination with or substitution for Options or other SARs, or on a stand-alone basis, and may be payable in cash or Shares based on the spread between the exercise price of the SAR, and (A) a price based upon or equal to the Fair Market Value of the Shares during a specified period, at a specified time within a specified period before, after or including the date of such event, or (B) a price related to consideration payable to Company’s stockholders generally in connection with the event.

(b) Exercise Price. The per Share exercise price of an SAR shall be determined in the sole discretion of the Committee, shall be set forth in the applicable Award Agreement, and shall be no less than 100% of the Fair Market Value of one Share. The exercise price of an SAR related to an Option shall be the same as the exercise price of the related Option. The exercise price of an SAR shall be subject to the special rules on pricing contained in Sections 6(d). Neither the Company nor the Committee shall, without stockholder approval, allow for a repricing of SARs within the meaning of federal securities laws or the rules and regulations of the American Stock Exchange.

(c) Exercise of SARs. Unless the Award Agreement otherwise provides, an SAR related to an Option will be exercisable at such time or times, and to the extent, that the related Option will be exercisable; provided that the Award Agreement shall not, without the approval of the stockholders of the Company, provide for a vesting period for the exercise of the SAR that is more favorable to the Participant than the exercise period for the related Option. An SAR may not have a term exceeding ten years from its Grant Date. An SAR granted independently of any other Award will be exercisable pursuant to the terms of the Award Agreement. Whether an SAR is related to an Option or is granted independently, the SAR may only be exercised when the Fair Market Value of the Shares underlying the SAR exceeds the exercise price of the SAR.

(d) Effect on Available Shares. All SARs to be settled in shares of the Company’s stock shall be counted in full against the number of shares available for award under the Plan, regardless of the number of shares actually issued upon settlement of the SARs.

(e) Payment. Upon exercise of an SAR related to an Option and the attendant surrender of an exercisable portion of any related Award, the Participant will be entitled to receive payment of an amount determined by multiplying —

(i) the excess of the Fair Market Value of a Share on the date of exercise of the SAR over the exercise price per Share of the SAR, by

(ii) the number of Shares with respect to which the SAR has been exercised.

Notwithstanding the foregoing, an SAR granted independently of an Option (i) may limit the amount payable to the Participant to a percentage, specified in the Award Agreement but not exceeding one-hundred percent (100%), of the amount determined pursuant to the preceding sentence, and (ii) shall be subject to any payment or other restrictions that the Committee may at any time impose in its discretion, including restrictions intended to conform the SARs with Section 409A of the Code.

(f) Form and Terms of Payment. Subject to Applicable Law, the Committee may, in its sole discretion, settle the amount determined under Section 7(e) above solely in cash, solely in Shares

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(valued at their Fair Market Value on the date of exercise of the SAR), or partly in cash and partly in Shares. In any event, cash shall be paid in lieu of fractional Shares. Absent a contrary determination by the Committee, all SARs shall be settled in cash as soon as practicable after exercise. Notwithstanding the foregoing, the Committee may, in an Award Agreement, determine the maximum amount of cash or Shares or combination thereof that may be delivered upon exercise of an SAR.

(g) Termination of Employment or Consulting Relationship. The Committee shall establish and set forth in the applicable Award Agreement the terms and conditions on which an SAR shall remain exercisable, if at all, following termination of a Participant’s Continuous Service. The provisions of Section 6(h) above shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an SAR shall terminate when there is a termination of a Participant’s Continuous Service.

8.	Restricted Shares and Restricted Share Units.

(a) Grants. The Committee may in its discretion grant restricted shares (“Restricted Shares”) to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant and that sets forth the number of Restricted Shares, the purchase price for such Restricted Shares (if any), and the terms upon which the Restricted Shares may become vested. In addition, the Company may in its discretion grant the right to receive Shares after certain vesting requirements are met (“Restricted Share Units”) to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the number of Shares (or formula, that may be based on future performance or conditions, for determining the number of Shares) that the Participant shall be entitled to receive upon vesting and the terms upon which the Shares subject to a Restricted Share Unit may become vested. The Committee may condition any Award of Restricted Shares or Restricted Share Units to a Participant on receiving from the Participant such further assurances and documents as the Committee may require to enforce the restrictions.

(b) Vesting and Forfeiture. The Committee shall set forth in an Award Agreement granting Restricted Shares or Restricted Share Units, the terms and conditions under which the Participant’s interest in the Restricted Shares or the Shares subject to Restricted Share Units will become vested and non-forfeitable. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, upon termination of a Participant’s Continuous Service for any other reason, the Participant shall forfeit his or her Restricted Shares and Restricted Share Units; provided that if a Participant purchases the Restricted Shares and forfeits them for any reason, the Company shall return the purchase price to the Participant only if and to the extent set forth in an Award Agreement.

(c) Issuance of Restricted Shares Prior to Vesting. The Company shall issue stock certificates that evidence Restricted Shares pending the lapse of applicable restrictions, and that bear a legend making appropriate reference to such restrictions. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, the Company or a third party that the Company designates shall hold such Restricted Shares and any dividends that accrue with respect to Restricted Shares pursuant to Section 8(e) below.

(d) Issuance of Shares upon Vesting. As soon as practicable after vesting of a Participant’s Restricted Shares (or Shares underlying Restricted Share Units) and the Participant’s satisfaction of applicable tax withholding requirements, the Company shall release to the Participant, free from the vesting restrictions, one Share for each vested Restricted Share (or issue one Share free of the vesting restriction for each vested Restricted Share Unit), unless an Award Agreement provides otherwise. No fractional shares shall be distributed, and cash shall be paid in lieu thereof.

(e) Dividends Payable on Vesting. Whenever Shares are released to a Participant under Section 8(d) above pursuant to the vesting of Restricted Shares or the Shares underlying Restricted Share Units are issued to a Participant pursuant to Section 8(d) above, such Participant shall receive (unless otherwise provided in the Award Agreement), with respect to each Share released or issued, an amount equal to any cash dividends (plus, in the discretion of the Committee, simple interest at a rate as

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the Committee may determine) and a number of Shares equal to any stock dividends, which were declared and paid to the holders of Shares between the Grant Date and the date such Share is released or issued.

(f) Section 83(b) Elections. A Participant may make an election under Section 83(b) of the Code (the “Section 83(b) Election”) with respect to Restricted Shares. If a Participant who has received Restricted Share Units provides the Committee with written notice of his or her intention to make Section 83(b) Election with respect to the Shares subject to such Restricted Share Units, the Committee may in its discretion convert the Participant’s Restricted Share Units into Restricted Shares, on a one-for-one basis, in full satisfaction of the Participant’s Restricted Share Unit Award. The Participant may then make a Section 83(b) Election with respect to those Restricted Shares. Shares with respect to which a Participant makes a Section 83(b) Election shall not be eligible for deferral pursuant to Section 9 below.

(g) Deferral Elections. At any time within the thirty-day period (or other shorter or longer period that the Committee selects) in which a Participant who is a member of a select group of management or highly compensated employees (within the meaning of the Code) receives an Award of either Restricted Shares or Restricted Share Units, the Committee may permit the Participant to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the Shares that would otherwise be transferred to the Participant upon the vesting of such Award. If the Participant makes this election, the Shares subject to the election, and any associated dividends and interest, shall be credited to an account established pursuant to Section 9 hereof on the date such Shares would otherwise have been released or issued to the Participant pursuant to Section 8(d) above.

9.	Deferred Share Units.

(a) Elections to Defer. The Committee may permit any Eligible Person who is a Director, Consultant or member of a select group of management or highly compensated employees (within the meaning of the Code) to irrevocably elect, on a form provided by and acceptable to the Committee (the “Election Form”), to forego the receipt of cash or other compensation (including the Shares deliverable pursuant to any Award other than Restricted Shares for which a Section 83(b) Election has been made), and in lieu thereof to have the Company credit to an internal Plan account (the “Account”) a number of deferred share units (“Deferred Share Units”) having a Fair Market Value equal to the Shares and other compensation deferred. These credits will be made at the end of each calendar month during which compensation is deferred. Each Election Form shall take effect on the first day of the next calendar year (or on the first day of the next calendar month in the case of an initial election by a Participant who is first eligible to defer hereunder) after its delivery to the Company, subject to Section 8(g) regarding deferral of Restricted Shares and Restricted Share Units and to Section 10(e) regarding deferral of Performance Awards, unless the Company sends the Participant a written notice explaining why the Election Form is invalid within five business days after the Company receives it. Notwithstanding the foregoing sentence: (i) Election Forms shall be ineffective with respect to any compensation that a Participant earns before the date on which the Company receives the Election Form, and (ii) the Committee may unilaterally make awards in the form of Deferred Share Units, regardless of whether or not the Participant foregoes other compensation.

(b) Vesting. Unless an Award Agreement expressly provides otherwise, each Participant shall be 100% vested at all times in any Shares subject to Deferred Share Units.

(c) Issuances of Shares. The Company shall provide a Participant with one Share for each Deferred Share Unit in five substantially equal annual installments that are issued before the last day of each of the five calendar years that end after the date on which the Participant’s Continuous Service terminates, unless —

(i) the Participant has properly elected a different form of distribution, on a form approved by the Committee, that permits the Participant to select any combination of a lump sum and annual

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installments that are completed within ten years following termination of the Participant’s Continuous Service, and

(ii) the Company received the Participant’s distribution election form at the time the Participant elects to defer the receipt of cash or other compensation pursuant to Section 9(a), provided that such election may be changed through any subsequent election that (i) is delivered to the Administrator at least one year before the date on which distributions are otherwise scheduled to commence pursuant to the Participant’s election, and (ii) defers the commencement of distributions by at least five years from the originally scheduled commencement date.

Fractional shares shall not be issued, and instead shall be paid out in cash.

(d) Crediting of Dividends. Whenever Shares are issued to a Participant pursuant to Section 9(c) above, such Participant shall also be entitled to receive, with respect to each Share issued, a cash amount equal to any cash dividends (plus simple interest at a rate of five percent per annum, or such other reasonable rate as the Committee may determine), and a number of Shares equal to any stock dividends which were declared and paid to the holders of Shares between the Grant Date and the date such Share is issued.

(e) Emergency Withdrawals. In the event a Participant suffers an unforeseeable emergency within the contemplation of this Section and Section 409A of the Code, the Participant may apply to the Company for an immediate distribution of all or a portion of the Participant’s Deferred Share Units. The unforeseeable emergency must result from a sudden and unexpected illness or accident of the Participant, the Participant’s spouse, or a dependent (within the meaning of Section 152(a) of the Code) of the Participant, casualty loss of the Participant’s property, or other similar extraordinary and unforeseeable conditions beyond the control of the Participant. Examples of purposes which are not considered unforeseeable emergencies include post-secondary school expenses or the desire to purchase a residence. In no event will a distribution be made to the extent the unforeseeable emergency could be relieved through reimbursement or compensation by insurance or otherwise, or by liquidation of the Participant’s nonessential assets to the extent such liquidation would not itself cause a severe financial hardship. The amount of any distribution hereunder shall be limited to the amount necessary to relieve the Participant’s unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution. The Committee shall determine whether a Participant has a qualifying unforeseeable emergency and the amount which qualifies for distribution, if any. The Committee may require evidence of the purpose and amount of the need, and may establish such application or other procedures as it deems appropriate.

(f) Unsecured Rights to Deferred Compensation. A Participant’s right to Deferred Share Units shall at all times constitute an unsecured promise of the Company to pay benefits as they come due. The right of the Participant or the Participant’s duly-authorized transferee to receive benefits hereunder shall be solely an unsecured claim against the general assets of the Company. Neither the Participant nor the Participant’s duly-authorized transferee shall have any claim against or rights in any specific assets, shares, or other funds of the Company.
      10. Performance Awards.

(a) Performance Units. Subject to the limitations set forth in paragraph (c) hereof, the Committee may in its discretion grant Performance Units to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the terms and conditions of the Award.

(b) Performance Compensation Awards. Subject to the limitations set forth in paragraph (c) hereof, the Committee may, at the time of grant of a Performance Unit, designate such Award as a “Performance Compensation Award” in order that such Award constitutes “qualified performance-based compensation” under Code Section 162(m), in which event the Committee shall have the power to grant such Performance Compensation Award upon terms and conditions that qualify it as “qualified performance-based compensation” within the meaning of Code Section 162(m). With

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respect to each such Performance Compensation Award, the Committee shall establish, in writing within the time required under Code Section 162(m), a “Performance Period,” “Performance Measure(s)”, and “Performance Formula(e)” (each such term being hereinafter defined).

A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that the Performance Measure(s) for such Award is achieved and the Performance Formula(e) as applied against such Performance Measure(s) determines that all or some portion of such Participant’s Award has been earned for the Performance Period. As soon as practicable after the close of each Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Measure(s) for the Performance Period have been achieved and, if so, determine and certify in writing the amount of the Performance Compensation Award to be paid to the Participant and, in so doing, may use negative discretion to decrease, but not increase, the amount of the Award otherwise payable to the Participant based upon such performance.

(c) Limitations on Awards. The maximum Performance Unit Award including any performance Compensation Award, that Participants may receive in the aggregate for any one Performance Period shall not exceed 100,000 Shares. The Committee shall have the discretion to provide in any Award Agreement that any amounts earned in excess of these limitations will be credited as Deferred Share Units. Any amounts for which payment to the Participant is deferred pursuant to the preceding sentence shall be paid to the Participant in a future year or years not earlier than, and only to the extent that, the Participant is either not receiving compensation in excess of these limits for a Performance Period, or is not subject to the restrictions set forth under Section 162(b) of the Code.

(d) Definitions.

(i) “Performance Formula” means, for a Performance Period, one or more objective formulas or standards established by the Committee for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained or to be attained with respect to one or more Performance Measure(s). Performance Formulae may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

(ii) “Performance Measure” means one or more of the following selected by the Committee to measure Company, Affiliate, and/or business unit performance for a Performance Period, whether in absolute or relative terms (including, without limitation, terms relative to a peer group or index): basic, diluted, or adjusted earnings per share; sales or revenue; earnings before interest, taxes, and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total stockholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, sales of assets of Affiliates or business units. Each such measure shall be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

(iii) “Performance Period” means one or more periods of time (of not less than one fiscal year of the Company), as the Committee may designate, over which the attainment of one or more Performance Measure(s) will be measured for the purpose of determining a Participant’s rights in respect of an Award.

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(e) Deferral Elections. At any time prior to the date that is at least six months before the close of a Performance Period (or shorter or longer period that the Committee selects) with respect to an Award of either Performance Units or Performance Compensation, the Committee may permit a Participant who is a member of a select group of management or highly compensated employees (within the meaning of the Code) to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the Shares that would otherwise be transferred to the Participant upon the vesting of such Award. If the Participant makes this election, the Shares subject to the election, and any associated interest and dividends, shall be credited to an account established pursuant to Section 9 hereof on the date such Shares would otherwise have been released or issued to the Participant pursuant to Section 10(a) or Section 10(b) above.
      11. Taxes.

(a) General. As a condition to the issuance or distribution of Shares pursuant to the Plan, the Participant (or in the case of the Participant’s death, the person who succeeds to the Participant’s rights) shall make such arrangements as the Company may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the Award and the issuance of Shares. The Company shall not be required to issue any Shares until such obligations are satisfied. If the Committee allows the withholding or surrender of Shares to satisfy a Participant’s tax withholding obligations, the Committee shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

(b) Default Rule for Employees. In the absence of any other arrangement, an Employee shall be deemed to have directed the Company to withhold or collect from his or her cash compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of the exercise of an Award.

(c) Special Rules. In the case of a Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under Applicable Law, the Participant shall be deemed to have elected to have the Company withhold from the Shares or cash to be issued pursuant to an Award that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) or cash equal to the amount required to be withheld. For purposes of this Section 11, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Law (the “Tax Date”).

(d) Surrender of Shares. If permitted by the Committee, in its discretion, a Participant may satisfy the minimum applicable tax withholding and employment tax obligations associated with an Award by surrendering Shares to the Company (including Shares that would otherwise be issued pursuant to the Award) that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld. In the case of Shares previously acquired from the Company that are surrendered under this Section 11, such Shares must have been owned by the Participant for more than six months on the date of surrender (or such longer period of time the Company may in its discretion require).

(e) Income Taxes and Deferred Compensation. Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including any taxes arising under Section 409A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. The Administrator shall have the discretion to organize any deferral program, to require deferral election forms, and to grant or to unilaterally modify any Award in a manner that (i) conforms with the requirements of Section 409A of the Code with respect to compensation that is deferred and that vests after December 31, 2004, (ii) that voids any Participant election to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate Section 409A of the Code, to make distributions pursuant to the Award at the earliest to occur of a distribution event that is allowable under Section 409A of the Code or

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any distribution event that is both allowable under Section 409A of the Code and is elected by the Participant, subject to any valid second election to defer, provided that the Administrator permits second elections to defer in accordance with Section 409A(a)(4)(C). The Administrator shall have the sole discretion to interpret the requirements of the Code, including Section 409A, for purposes of the Plan and all Awards.

      12. Non-Transferability of Awards.

(a) General. Except as set forth in this Section 12, or as otherwise approved by the Committee, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by a Participant will not constitute a transfer. An Award may be exercised, during the lifetime of the holder of an Award, only by such holder, the duly-authorized legal representative of a Participant who is Disabled, or a transferee permitted by this Section 12.

(b) Limited Transferability Rights. Notwithstanding anything else in this Section 12, the Committee may in its discretion provide in an Award Agreement that an Award other than an ISO may be transferred, on such terms and conditions as the Committee deems appropriate, either (i) by instrument to the Participant’s “Immediate Family” (as defined below), (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant’s designated beneficiaries, or (iii) by gift to charitable institutions. Any transferee of the Participant’s rights shall succeed and be subject to all of the terms of this Award Agreement and the Plan. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.
      13. Adjustments Upon Changes in Capitalization, Merger or Certain Other Transactions.

(a) Changes in Capitalization. The Committee shall equitably adjust the number of Shares covered by each outstanding Award, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation, forfeiture, or expiration of an Award, as well as the price per Share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued Shares resulting from a stock-split, reverse stock-split, stock dividend, combination, recapitalization or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Options under the Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Options so replaced. In any case, such substitution of securities shall not require the consent of any person who is granted Options pursuant to the Plan. Except as expressly provided herein, or in an Award Agreement, if the Company issues for consideration shares of stock of any class or securities convertible into shares of stock of any class, the issuance shall not affect, and no adjustment by reason thereof shall be required to be made with respect to the number or price of Shares subject to any award.

(b) Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company other than as part of a Change of Control, each Award will terminate immediately prior to the consummation of such action, subject to the ability of the Committee to exercise any discretion authorized in the case of a Change in Control.

(c) Change in Control. In the event of a Change in Control, the Committee may in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company’s

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stockholders or any Participant with respect to his or her outstanding Awards, take one or more of the following actions:

(i) arrange for or otherwise provide that each outstanding Award shall be assumed or a substantially similar award shall be substituted by a successor corporation or a parent or subsidiary of such successor corporation (the “Successor Corporation”);

(ii) accelerate the vesting of Awards so that Awards shall vest (and, to the extent applicable, become exercisable) as to the Shares that otherwise would have been unvested and provide that repurchase rights of the Company with respect to Shares issued upon exercise of an Award shall lapse as to the Shares subject to such repurchase right;

(iii) arrange or otherwise provide for the payment of cash or other consideration to Participants in exchange for the satisfaction and cancellation of outstanding Awards; or

(iv) make such other modifications, adjustments or amendments to outstanding Awards or this Plan as the Committee deems necessary or appropriate, subject however to the terms of Section 15(a) below.

Notwithstanding the above, in the event a Participant holding an Award assumed or substituted by the Successor Corporation in a Change in Control is Involuntarily Terminated by the Successor Corporation in connection with, or within 12 months following consummation of, the Change in Control, then any assumed or substituted Award held by the terminated Participant at the time of termination shall accelerate and become fully vested (and exercisable in full in the case of Options and SARs), and any repurchase right applicable to any Shares shall lapse in full, unless an Award Agreement provides for a more restrictive acceleration or vesting schedule or more restrictive limitations on the lapse of repurchase rights or otherwise places additional restrictions, limitations and conditions on an Award. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the Participant’s termination, unless an Award Agreement provides otherwise.

(d) Certain Distributions. In the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, appropriately adjust the price per Share covered by each outstanding Award to reflect the effect of such distribution.
      14. Time of Granting Awards. The date of grant (“Grant Date”) of an Award shall be the date on which the Committee makes the determination granting such Award or such other date as is determined by the Committee, provided that in the case of an ISO, the Grant Date shall be the later of the date on which the Committee makes the determination granting such ISO or the date of commencement of the Participant’s employment relationship with the Company.
      15. Modification of Awards and Substitution of Options.

(a) Modification, Extension, and Renewal of Awards. Within the limitations of the Plan, the Committee may modify an Award to accelerate the rate at which an Option or SAR may be exercised (including without limitation permitting an Option or SAR to be exercised in full without regard to the installment or vesting provisions of the applicable Award Agreement or whether the Option or SAR is at the time exercisable, to the extent it has not previously been exercised), to accelerate the vesting of any Award, to extend or renew outstanding Awards or to accept the cancellation of outstanding Awards to the extent not previously exercised. However, the Committee may not cancel an outstanding option that is underwater for the purpose of reissuing the option to the participant at a lower exercise price or granting a replacement Award of a different type, without stockholder approval. Notwithstanding the foregoing provision, no modification of an outstanding Award shall materially and adversely affect such Participant’s rights thereunder, unless either the Participant provides written consent or there is an express Plan provision permitting the Committee to act unilaterally to make the modification.

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(b) Substitution of Options. Notwithstanding any inconsistent provisions or limits under the Plan, in the event the Company or an Affiliate acquires (whether by purchase, merger or otherwise) all or substantially all of outstanding capital stock or assets of another corporation or in the event of any reorganization or other transaction qualifying under Section 424 of the Code, the Committee may, in accordance with the provisions of that Section, substitute Options for options under the plan of the acquired company provided (i) the excess of the aggregate fair market value of the shares subject to an option immediately after the substitution over the aggregate option price of such shares is not more than the similar excess immediately before such substitution and (ii) the new option does not give persons additional benefits, including any extension of the exercise period.
      16. Term of Plan. The Plan shall continue in effect for a term of ten (10) years from its effective date as determined under Section 20 below, unless the Plan is sooner terminated under Section 17 below.
      17. Amendment and Termination of the Plan.

(a) Authority to Amend or Terminate. Subject to Applicable Laws, the Board may from time to time amend, alter, suspend, discontinue, or terminate the Plan.

(b) Effect of Amendment or Termination. No amendment, suspension, or termination of the Plan shall materially and adversely affect Awards already granted unless either it relates to an adjustment pursuant to Section 13 above, or it is otherwise mutually agreed between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Company. Notwithstanding the foregoing, the Committee may amend the Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.
      18. Conditions Upon Issuance of Shares. Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with Applicable Law, with such compliance determined by the Company in consultation with its legal counsel.
      19. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.
      20. Effective Date. This Plan shall become effective on the date of its approval by the Board; provided that this Plan shall be submitted to the Company’s stockholders for approval, and if not approved by the stockholders in accordance with Applicable Laws (as determined by the Committee in its discretion) within one year from the date of approval by the Board, this Plan and any Awards shall be null, void, and of no force and effect. Awards granted under this Plan before approval of this Plan by the stockholders shall be granted subject to such approval, and no Shares shall be distributed before such approval.
      21. Controlling Law. All disputes relating to or arising from the Plan shall be governed by the internal substantive laws (and not the laws of conflicts of laws) of the State of Virginia, to the extent not preempted by United States federal law. If any provision of this Plan is held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions shall continue to be fully effective.
      22. Laws and Regulations.

(a) U.S. Securities Laws. This Plan, the grant of Awards, and the exercise of Options and SARs under this Plan, and the obligation of the Company to sell or deliver any of its securities (including, without limitation, Options, Restricted Shares, Restricted Share Units, Deferred Share Units, and Shares) under this Plan shall be subject to all Applicable Law. In the event that the Shares are not registered under the Securities Act of 1933, as amended (the “Act”), or any applicable state securities laws prior to the delivery of such Shares, the Company may require, as a condition to the issuance thereof, that the persons to whom Shares are to be issued represent and warrant in writing to the Company that such Shares are being acquired by him or her for investment for his or her own account and not with a view to, for resale in connection with, or with an intent of participating directly or

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indirectly in, any distribution of such Shares within the meaning of the Act, and a legend to that effect may be placed on the certificates representing the Shares.

(b) Other Jurisdictions. To facilitate the making of any grant of an Award under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by the Company or any Affiliate outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Company may adopt rules and procedures relating to the operation and administration of this Plan to accommodate the specific requirements of local laws and procedures of particular countries. Without limiting the foregoing, the Company is specifically authorized to adopt rules and procedures regarding the conversion of local currency, taxes, withholding procedures and handling of stock certificates which vary with the customs and requirements of particular countries. The Company may adopt sub-plans and establish escrow accounts and trusts as may be appropriate or applicable to particular locations and countries.

      23. NO STOCKHOLDER RIGHTS. NEITHER A PARTICIPANT NOR ANY TRANSFEREE OF A PARTICIPANT SHALL HAVE ANY RIGHTS AS A STOCKHOLDER OF THE COMPANY WITH RESPECT TO ANY SHARES UNDERLYING ANY AWARD UNTIL THE DATE OF ISSUANCE OF A SHARE CERTIFICATE TO A PARTICIPANT OR A TRANSFEREE OF A PARTICIPANT FOR SUCH SHARES IN ACCORDANCE WITH THE COMPANY’S GOVERNING INSTRUMENTS AND APPLICABLE LAW. PRIOR TO THE ISSUANCE OF SHARES PURSUANT TO AN AWARD, A PARTICIPANT SHALL NOT HAVE THE RIGHT TO VOTE OR TO RECEIVE DIVIDENDS OR ANY OTHER RIGHTS AS A STOCKHOLDER WITH RESPECT TO THE SHARES UNDERLYING THE AWARD, NOTWITHSTANDING ITS EXERCISE IN THE CASE OF OPTIONS AND SARS. NO ADJUSTMENT WILL BE MADE FOR A DIVIDEND OR OTHER RIGHT THAT IS DETERMINED BASED ON A RECORD DATE PRIOR TO THE DATE THE STOCK CERTIFICATE IS ISSUED, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED FOR IN THIS PLAN.
      24. NO EMPLOYMENT RIGHTS. THE PLAN SHALL NOT CONFER UPON ANY PARTICIPANT ANY RIGHT TO CONTINUE AN EMPLOYMENT, SERVICE OR CONSULTING RELATIONSHIP WITH THE COMPANY, NOR SHALL IT AFFECT IN ANY WAY A PARTICIPANT’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE THE PARTICIPANT’S EMPLOYMENT, SERVICE, OR CONSULTING RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.
      25. Termination, Rescission and Recapture.

(a) Each Award under the Plan is intended to align the Participant’s long-term interest with those of the Company. If the Participant engages in certain activities discussed below, either during employment or after employment with the Company terminates for any reason, the Participant is acting contrary to the long-term interests of the Company. Accordingly, except as otherwise expressly provided in the Award Agreement, the Company may terminate any outstanding, unexercised, unexpired, unpaid, or deferred Awards (“Termination”), rescind any exercise, payment or delivery pursuant to the Award (“Rescission”), or recapture any Common Stock (whether restricted or unrestricted) or proceeds from the Participant’s sale of Shares issued pursuant to the Award (“Recapture”), if the Participant does not comply with the conditions of subsections (b) and (c) hereof (collectively, the “Conditions”).

(b) A Participant shall not, without the Company’s prior written authorization, disclose to anyone outside the Company, or use in other than the Company’s business, any proprietary or confidential information or material, as those or other similar terms are used in any applicable patent, confidentiality, inventions, secrecy, or other agreement between the Participant and the Company with regard to any such proprietary or confidential information or material.

(c) Pursuant to any agreement between the Participant and the Company with regard to intellectual property (including but not limited to patents, trademarks, copyrights, trade secrets,

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inventions, developments, improvements, proprietary information, confidential business and personnel information), a Participant shall promptly disclose and assign to the Company or its designee all right, title, and interest in such intellectual property, and shall take all reasonable steps necessary to enable the Company to secure all right, title and interest in such intellectual property in the United States and in any foreign country.

(d) Upon exercise, payment, or delivery of cash or Common Stock pursuant to an Award, the Participant shall certify on a form acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan and, if a severance of Continuous Service has occurred for any reason, shall state the name and address of the Participant’s then-current employer or any entity for which the Participant performs business services and the Participant’s title, and shall identify any organization or business in which the Participant owns a greater-than-five-percent equity interest.

(e) If the Company determines, in its sole and absolute discretion, that (i) a Participant has violated any of the Conditions or (ii) during his or her Continuous Service, or within one year after its termination for any reason, a Participant (a) has rendered services to or otherwise directly or indirectly engaged in or assisted, any organization or business that, in the judgment of the Company in its sole and absolute discretion, is or is working to become competitive with the Company; (b) has solicited any non-administrative employee of the Company to terminate employment with the Company; or (c) has engaged in activities which are materially prejudicial to or in conflict with the interests of the Company, including any breaches of fiduciary duty or the duty of loyalty, or material breach or failure to comply with any Company policy applicable to Participant, then the Company may, in its sole and absolute discretion, impose a Termination, Rescission, and/or Recapture with respect to any or all of the Participant’s relevant Awards, Shares, and the proceeds thereof.

(f) Within ten days after receiving notice from the Company of any such activity, the Participant shall deliver to the Company the Shares acquired pursuant to the Award, or, if Participant has sold the Shares, the gain realized, or payment received as a result of the rescinded exercise, payment, or delivery; provided, that if the Participant returns Shares that the Participant purchased pursuant to the exercise of an Option (or the gains realized from the sale of such Common Stock), the Company shall promptly refund the exercise price, without earnings, that the Participant paid for the Shares. Any payment by the Participant to the Company pursuant to this Section 25 shall be made either in cash or by returning to the Company the number of Shares that the Participant received in connection with the rescinded exercise, payment, or delivery. It shall not be a basis for Termination, Rescission or Recapture if after termination of a Participant’s Continuous Service, the Participant purchases, as an investment or otherwise, stock or other securities of such an organization or business, so long as (i) such stock or other securities are listed upon a recognized securities exchange or traded over-the-counter, and (ii) such investment does not represent more than a five percent (5%) equity interest in the organization or business.

(g) Notwithstanding the foregoing provisions of this Section, the Company has sole and absolute discretion not to require Termination, Rescission and/or Recapture, and its determination not to require Termination, Rescission and/or Recapture with respect to any particular act by a particular Participant or Award shall not in any way reduce or eliminate the Company’s authority to require Termination, Rescission and/or Recapture with respect to any other act or Participant or Award. Nothing in this Section shall be construed to impose obligations on the Participant to refrain from engaging in lawful competition with the Company after the termination of employment that does not violate subsections (b) or (c) of this Section, other than any obligations that are part of any separate agreement between the Company and the Participant or that arise under applicable law.

(h) All administrative and discretionary authority given to the Company under this Section shall be exercised by the most senior human resources executive of the Company or such other person or committee (including without limitation the Committee) as the Committee may designate from time to time.

(i) Notwithstanding any provision of this Section, if any provision of this Section is determined to be unenforceable or invalid under any applicable law, such provision will be applied to the maximum

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extent permitted by applicable law, and shall automatically be deemed amended in a manner consistent with its objectives to the extent necessary to conform to any limitations required under applicable law. Furthermore, if any provision of this Section is illegal under any applicable law, such provision shall be null and void to the extent necessary to comply with applicable law.

Notwithstanding the foregoing, but subject to any contrary terms set forth in any Award Agreement, this Section shall not be applicable: (i) to any Participant who is not, on the Award Date, an Employee of the Company or its Affiliates; and (ii) to any Participant from and after his or her termination of Continuous Service after a Change in Control.

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VERSAR, INC.
2005 STOCK INCENTIVE PLAN

Appendix A: Definitions

      As used in the Plan, the following definitions shall apply:

“Affiliate” means, with respect to any Person (as defined below), any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, “control,” when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person or the power to elect directors, whether through the ownership of voting securities, by contract or otherwise; and the terms “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.

“Applicable Law” means the legal requirements relating to the administration of options and share-based plans under applicable U.S. federal and state laws, the Code, any applicable stock exchange or automated quotation system (including the American Stock Exchange) rules or regulations, and the applicable laws of any other country or jurisdiction where Awards are granted, as such laws, rules, regulations and requirements shall be in place from time to time.

“Award” means any award made pursuant to the Plan, including awards made in the form of an Option, an SAR, a Restricted Share, a Restricted Share Unit, a Deferred Share Unit and a Performance Award, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

“Award Agreement” means any written document setting forth the terms of an Award that has been authorized by the Committee. The Committee shall determine the form or forms of documents to be used, and may change them from time to time for any reason.

“Board” means the Board of Directors of the Company.

“Cause” for termination of a Participant’s Continuous Service will exist if the Participant is terminated from employment or other service with the Company or an Affiliate for any of the following reasons: (i) the Participant’s willful failure to substantially perform his or her duties and responsibilities to the Company or deliberate violation of a material Company policy; (ii) the Participant’s commission of any material act or acts of fraud, embezzlement, dishonesty, or other willful misconduct; (iii) the Participant’s material unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant’s willful and material breach of any of his or her obligations under any written agreement or covenant with the Company.

The Committee shall in its discretion determine whether or not a Participant is being terminated for Cause. The Committee’s determination shall, unless arbitrary and capricious, be final and binding on the Participant, the Company, and all other affected persons. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time, and the term “Company” will be interpreted herein to include any Affiliate or successor thereto, if appropriate.

“Change in Control” means any of the following:

(a) The acquisition in one or more transactions by any “Person” (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)), of “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of forty percent (40%) or more of the combined voting power of the Company’s then outstanding voting securities (the “Voting Securities”), provided, however, that for purposes of this definition, Voting Securities acquired directly from the Company by any Person shall be excluded from the determination of such Person’s Beneficial Ownership of Voting Securities (but such Voting Securities shall be included in the calculation of the total number of Voting Securities then outstanding); or

(b) The individuals who are members of the Incumbent Board, cease for any reason to constitute at least two-thirds of the Board; or

(c) Approval by the stockholders of the Company of (i) a merger or consolidation involving the Company if the stockholders of the Company immediately before such merger or consolidation do not own, directly or indirectly, immediately following such merger or consolidation, more than sixty percent (60%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the Voting Securities immediately before such merger or consolidation, or (ii) a complete liquidation or dissolution of the Company or an agreement for the sale or other disposition of all or subsequently all of the assets of the Company.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because forty percent (40%) or more of the then outstanding Voting Securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its Affiliates, or (ii) any corporation, which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

Moreover, notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Security Beneficially Owned by the Subject Person, then a Change in Control shall occur.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee or one or more other committees or subcommittees comprised of at least three directors of the Board appointed by the Board to administer the Plan in accordance with Section 4 above. With respect to any decision involving an Award intended to satisfy the requirements of Section 162(m) of the Code, the Committee shall consist of Directors of the Company who are “outside directors” within the meaning of Section 162(m) of the Code. With respect to any decision relating to a Reporting Person, the Committee shall consist of Directors who are non-employee directors within the meaning of Rule 16b-3.

“Company” means Versar, Inc., a Delaware corporation; provided, however, that in the event the Company reincorporates to another jurisdiction, all references to the term “Company” shall refer to the Company in such new jurisdiction.

“Consultant” means any person, including an advisor, who is engaged by the Company or any Affiliate to render services and is compensated for such services.

“Continuous Service” means the absence of any interruption or termination of service as an Employee, Director, or Consultant. Continuous Service shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (iv) changes in status from Director to advisory director or emeritus status; or (iv) in the case of transfers between locations of the Company or between the Company, its Affiliates or their respective successors. Changes in status between service as an Employee, Director, and a Consultant will not constitute an interruption of Continuous Service.

“Deferred Share Units” mean Awards pursuant to Section 9 of the Plan.

“Director” means a member of the Board, or a member of the board of directors of an Affiliate.

“Disabled” means a condition under which a Participant —

(a) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or

(b) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, received income replacement benefits for a period of not less than 3 months under an accident or health plan covering employees of the Company.

“Eligible Person” means any Consultant, Director or Employee and includes non-Employees to whom an offer of employment has been extended.

“Employee” means any person whom the Company or any Affiliate classifies as an employee (including an officer) for employment tax purposes. The payment by the Company of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director by the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date (the “Determination Date”) means: (i) the closing price of a Share on the American Stock Exchange (the “Exchange”), on the Determination Date, or, if shares were not traded on the Determination Date, then on the nearest preceding trading day during which a sale occurred; or (ii) if such stock is not traded on the Exchange but is quoted on NASDAQ or a successor quotation system, (A) the last sales price (if the stock is then listed as a National Market Issue under The Nasdaq National Market System) or (B) the mean between the closing representative bid and asked prices (in all other cases) for the stock on the Determination Date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not traded on the Exchange or quoted on NASDAQ but is otherwise traded in the over-the-counter, the mean between the representative bid and asked prices on the Determination Date; or (iv) if subsections (i)-(iii) do not apply, the fair market value established in good faith by the Board.

“Grant Date” has the meaning set forth in Section 14 of the Plan.

“Incentive Share Option or ISO” hereinafter means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Award Agreement.

“Incumbent Board” shall mean the individuals who as of September 7, 2005 are members of the Board and any individual becoming a director subsequent to September 7, 2005 whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board; provided, however, that any individual who is not a member of the Incumbent Board at the time he or she becomes a member of the Board shall become a member of the Incumbent Board upon the completion of two full years as a member of the Board; provided, further, however, that notwithstanding the foregoing, no individual shall be considered a member of the Incumbent Board if such individual initially assumed office (i) as a result of either an actual or threatened “election contest” (within the meaning of Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”), or (ii) with the approval of the other Board members, but by reason of any agreement intended to avoid or settle a Proxy Contest.

“Involuntary Termination” means termination of a Participant’s Continuous Service under the following circumstances occurring on or after a Change in Control: (i) termination without Cause by the Company or an Affiliate or successor thereto, as appropriate; or (ii) voluntary termination by the Participant within 60 days following (A) a material reduction in the Participant’s job responsibilities, provided that neither a mere change in title alone nor reassignment to a substantially similar position shall constitute a material reduction in job responsibilities; (B) an involuntary relocation of the Participant’s work site to a facility or location more than 50 miles from the Participant’s principal work site at the time of the Change in Control; or (C) a material reduction in Participant’s total compensation other than as part of an reduction by the same percentage amount in the compensation of all other similarly-situated Employees, Directors or Consultants.

“Non-ISO” means an Option not intended to qualify as an ISO, as designated in the applicable Award Agreement.

“Option” means any stock option granted pursuant to Section 6 of the Plan.

“Participant” means any holder of one or more Awards, or the Shares issuable or issued upon exercise of such Awards, under the Plan.

“Performance Awards” mean Performance Units and Performance Compensation Awards granted pursuant to Section 10.

“Performance Compensation Awards” mean Awards granted pursuant to Section 10(b) of the Plan.

“Performance Unit” means Awards granted pursuant to Section 10(a) of the Plan which may be paid in cash, in Shares, or such combination of cash and Shares as the Committee in its sole discretion shall determine.

“Person” means any natural person, association, trust, business trust, cooperative, corporation, general partnership, joint venture, joint-stock company, limited partnership, limited liability company, real estate investment trust, regulatory body, governmental agency or instrumentality, unincorporated organization or organizational entity.

“Plan” means this Versar, Inc. 2005 Stock Incentive Plan.

“Reporting Person” means an officer, Director, or greater than ten percent stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

“Restricted Shares” mean Shares subject to restrictions imposed pursuant to Section 8 of the Plan.

“Restricted Share Units” mean Awards pursuant to Section 8 of the Plan.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

“SAR” or “Share Appreciation Right” means Awards granted pursuant to Section 7 of the Plan.

“Share” means a share of common stock of the Company, as adjusted in accordance with Section 13 of the Plan.

“Ten Percent Holder” means a person who owns stock representing more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Affiliate.

VERSAR, INC
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 16, 2005
Solicited on Behalf of the Board of Directors
     The undersigned hereby authorizes Paul J. Hoeper and Theodore M. Prociv, and each of them individually, with power of substitution, to vote and otherwise represent all of the shares of Common Stock of Versar, Inc. (the “Company”), held of record by the undersigned, at the Annual Meeting of Stockholders of the Company to be held at the Company’s offices, 6850 Versar Center, Springfield, Virginia, on Wednesday, November 16, 2005 at 10:00 a.m. local time, and any adjournment(s) thereof, as indicated on the reverse side hereof.
     The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated, in each case, October 10, 2005. All other proxies heretofore given by the undersigned to vote shares of the Company’s Common Stock are expressly revoked.
     The share represented by this proxy will be voted as described on the reverse hereof by the Stockholder. If not otherwise directed, this proxy will be voted FOR all nominees for directors listed in proposal 1 and FOR proposals referred to in Items 2, 3 and 4 on the reverse side.
(Continued, and to be signed and dated on the reverse side)
VERSAR, INC
P.O. BOX 11223
NEW YORK, N.Y. 10203-0223

☐	▼DETACH PROXY CARD HERE▼

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.	☒ VOTES MUST BE INDICATED (X) IN BLACK OR BLUE INK.
(1)       Election of Directors

FOR all nominees listed below	☐	WITHHOLD AUTHORITY to vote for all nominees listed below	☐	EXCEPTIONS	☐

Nominees:	Michael Markets, Jr., Robert L. Durfee, Theodore M. Prociv, Paul J. Hoeper, James L. Gallagher, Amoretta M. Hoeber, Fernando V. Galaviz, Amir A. Metry and James V. Hansen
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below).
*Exception __________________________________________________________

		FOR	AGAINST	ABSTAIN

(2)	Approve an amendment to the Versar, Inc. 2005 Employee Stock Purchase Plan.	☐	☐	☐

(3)	Approve the Versar, Inc. 2005 Stock Incentive Plan.	☐	☐	☐
Please sign exactly as your name appears herein. If you are signing for the stockholder, please sign the stockholder’s name, your name and state the capacity in which you are signing.

	FOR	AGAINST	ABSTAIN

(4)	Ratification of the appointment of Grant Thornton LLP as independent accountants for fiscal year 2006. ☐	☐	☐

(5)	In their discretion upon such other matters as may properly come before the meeting or any adjournment(s) thereof and upon matters incident to the conduct of the meeting.

	To change your address, please mark this box.	☐

	To include any comments, please mark this box.	☐

     S C A N     L I N E

Date Share Owner sign here	Co-Owner sign here